UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Sara Furber 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2010

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1

Expense Example	18

Portfolios of Investments:

Money Market	22

Limited Duration	24

Income Plus	34

Global Infrastructure	49

European Equity	52

Capital Opportunities	56

Aggressive Equity	58

Strategist	60

Financial Statements:

Statements of Assets and Liabilities	78

Statements of Operations	80

Statements of Changes in Net Assets	82

Notes to Financial Statements	90

Financial Highlights	120

Report of Independent Registered Public Accounting Firm	128

Trustee and Officer Information	129

Federal Tax Notice	135

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010

Dear Shareholder:

Macroeconomic concerns and policy makers' responses to them drove gains in the financial markets in 2010. Investors watched the developed world's slow recovery and deflation risk and the emerging world's accelerating economies and mounting inflationary pressures for signs that either side could be dampening global growth. Governments and central banks in the developed world continued to bolster economies and asset prices with stimulative measures and accommodative monetary conditions. In contrast, rising commodity prices and food shortages contributed to inflationary pressures in the emerging markets. China shifted toward a tightening stance and other emerging market central banks were expected to follow, as economic growth in the emerging markets continued to outpace the global average.

Domestic Equity Overview

The U.S. equity market advanced during the 12-month period. By one measure, the S&P 500® Index, the market was up 15.06% for the year. Intensifying worries about Europe's debt burden and mixed economic data in the U.S. caused the market to retreat early in the year and again in the summer, but these declines were more than offset by rallies in the spring (as the European Union and International Monetary Fund announced a bailout package for Greece and U.S. industrial production improved) and in the late summer (on the anticipation of the Federal Reserve's second round of Treasury assets purchases, known as QE2). The U.S. economy still faced some considerable challenges. Although corporate earnings continued to beat expectations and profit margins were healthy, companies were slow to hire. Concerns about the housing market and debt at the state and local level also weighed on investors' outlooks. Nevertheless, the market ended the year higher, bolstered by the general perception that a double-dip recession was likely averted.

Consumer discretionary, industrials and materials were among the best performing sectors, as investors sought stocks with exposure to the global economic recovery and/or emerging markets demand. The defensively oriented health care and utilities sectors lagged significantly, though all sectors within the S&P 500® Index had positive returns during the period.

Fixed Income Overview

Over the course of 2010, 2-, 5-, 10-, and 30-year Treasury yields declined by 55, 68, 55, and 29 basis points, respectively. Bond investors anticipated that the Federal Reserve (the Fed) would start to raise short term rates in 2010, but the uneven economic performance of the U.S. economy led the Fed to leave its target federal funds rate unchanged for the second consecutive year.

The Federal Reserve Bank expanded its asset purchase program in November of 2010 and will buy an additional $600 billion in Treasuries, with the result that total Fed purchases over the next six months will amount to between $850 billion and $900 billion, effectively doubling the Fed's holdings of Treasuries. The

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Letter to the Shareholders ■ December 31, 2010 continued

aim of this new round of quantitative easing (QE2) is to support credit markets, with the hope that this will in turn spur increased economic activity.

Investors' increasing risk appetite was reflected in the generally strong performance of the corporate bond sector over the course of the year. Investment-grade credit bonds rallied, with overall credit spreads versus Treasuries ending the year 14 basis points tighter. The financials sector led investment-grade performance for the year, despite experiencing significant spread widening in the second quarter amid concerns about the indebtedness of some peripheral European countries, regulatory reforms in the U.S. financial sector and the Gulf oil spill. The energy sector lagged for the period. The high yield market performed even more strongly than investment grade debt.

The housing market remained weak in 2010 and foreclosure rates continued to climb. The government's Home Affordability Modification Program (HAMP) and other private programs designed to keep distressed mortgages from being sold in the market at distressed prices and to help homeowners keep their homes have not been as successful as expected. Furthermore, although calls for a nationwide moratorium on foreclosures were rejected, in October several large banks halted repossessions while they internally reviewed allegations of improper loan filings. Banks will therefore have to hold foreclosed homes for longer and the supply of homes for sale may be reduced, as foreclosures represent 30% of existing home sales. With the 30-year fixed mortgage rate reaching a historic low during the fourth quarter of 2010, refinancing activity picked up slightly despite tighter underwriting standards. Against this backdrop, the mortgage sector performed well, with higher coupon and long maturity (30-year) issues outperforming for the 12-month period.

With the Fed maintaining its target federal funds rate near zero percent during the 12-month period, money market yields remained relatively depressed. The Fed was widely expected to keep monetary policy accomodative for an extended period, likely postponing any interest rate hikes until later in 2011 or possibly in 2012.

International Equity Overview

International equities gained moderately for the year, with emerging markets outpacing developed markets (as measured by the MSCI Emerging Markets Index which returned 18.88% and MSCI EAFE Index which returned 7.75%, respectively). While emerging market equities as a whole performed well, China was a notable exception, with one of the lower returns of only 4.63% for the period. Markets in Southeast Asia and Latin America were among the top global performers for the year. The developed markets' advance was hampered primarily by Europe, as the region's sovereign debt crisis caused considerable volatility throughout the period. Not surprisingly, the most heavily indebted countries were among the weakest performers, including Greece, Ireland, Italy, Portugal and Spain. Conversely, Germany, the

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

eurozone's largest economy, benefited from strong Gross Domestic Product (GDP) growth, low unemployment and robust consumer confidence.

As in the U.S., international sector performance was led by groups most likely to benefit from global economic recovery, including industrials, materials, consumer discretionary and technology.

Aggressive Equity Portfolio

For the 12-month period ended December 31, 2010, Variable Investment Series – Aggressive Equity Portfolio Class X shares produced a total return of 26.02%, outperforming the Russell 3000® Growth Index (the "Index"), which returned 17.64%. For the same period, the Portfolio's Class Y shares returned 25.73%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus the broad market. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	26.02%	7.10%	3.17%	5.94%
Class Y	25.73%	6.86%	2.91%	2.51%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2010 continued

the Portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names, which outperformed despite the volatility in the marketplace. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

Stock selection in technology had the largest positive effect on relative performance, although it was slightly offset by the negative influence of an overweight in the sector. Exposure to the computer services, software and systems industry drove gains. Stock selection in consumer discretionary was advantageous to relative performance, while an overweight in the sector was unfavorable. Outperformance came from the casinos and gambling industry. The health care sector was another source of relative strength, due to stock selection and an underweight in the sector. The medical equipment industry was the sector's leading contributor.

In contrast, relative gains were dampened by both stock selection and an underweight in the energy sector. Within the sector, our exposure to natural gas producers was the primary cause for the underperformance. An overweight in financial services detracted from performance, but relative weakness was partially offset by positive results from our stock selection. The financial data and systems industry was the most disadvantageous to relative performance within the sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

Capital Opportunities Portfolio

For the 12-month period ended December 31, 2010, Variable Investment Series – Capital Opportunities Portfolio Class X shares produced a total return of 27.76%, outperforming the Russell 3000® Growth Index (the "Index"), which returned 17.64%. For the same period, the Portfolio's Class Y shares returned 27.43%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus the broad market. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names, which outperformed despite the volatility in the marketplace. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	27.76%	7.38%	2.87%	11.43%
Class Y	27.43%	7.11%	2.61%	2.07%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

Stock selection in technology had the largest positive effect on relative performance, although it was slightly offset by the negative influence of an overweight in the sector. Exposure to the computer services, software and systems industry drove gains. Stock selection in consumer discretionary was advantageous to relative performance, led by the casinos and gambling industry, although the Portfolio's overweight had a negative impact on performance. The health care sector was another source of relative strength, due to stock selection and an underweight in the sector. The medical equipment industry was the sector's leading contributor.

In contrast, relative gains were dampened by both stock selection and an underweight in the energy sector. Within the sector, our exposure to natural gas producers was the primary cause for the underperformance. An overweight in financial services detracted from performance, but relative weakness was partially offset by positive results from our stock selection. The financial data and systems industry was the most disadvantageous to relative performance within the sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the 12-month period ended December 31, 2010, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	7.23%	3.39%	1.91%	9.09%
Class Y	6.96%	3.13%	1.66%	0.83%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1991 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

7.23%, outperforming the MSCI Europe Index (the "Index"), which returned 3.88%. For the same period, the Portfolio's Class Y shares returned 6.96%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

On a sector basis, relative outperformance was driven by both stock selection and overweight exposures to the capital goods, automobiles and components, and retailing industries. Stock selection in health care equipment, insurance, telecommunication services, food, beverage and tobacco sectors further boosted relative performance. An underweight allocation in the utilities sector also was favorable to relative performance. At the country level, positive contributors included stock selection and an overweight position in Germany (where the Portfolio had significant exposure to the strong performance of exporters), stock selection in Belgium and Finland, and underweight allocations in the lagging markets of Italy and Spain.

In contrast, relative gains were dampened somewhat by stock selection in banks. In this sector, the Portfolio was invested in what we believe are more solid names, many of which are pricing in worst-case scenarios in spite of their financial strength, as the market has differentiated little between banks so far. An underweight allocation in consumer durables hurt performance because we underestimated the demand for luxury goods particularly in China and the emerging markets. An underweight allocation and stock selection in the materials sector and an overweight position in pharmaceuticals also dampened relative results. From a country perspective, stock selection in the U.K. and Greece and an underweight allocation in Denmark were unfavorable during the period.

We remain optimistic on the prospects for European equities in 2011. We believe Europe is split into two groups: one representing risk, the other opportunity. The financials sector (particularly insurance and banking) and the peripheral countries will likely contribute to ongoing volatility, as the spreads on credit default swaps indicate that sovereign default risks remain high, even after the bailouts for Greece and Ireland, and as European leaders seek a structural solution to the crisis.

However, we believe the risks presented by the sovereign debt crisis should be offset by attractive opportunities to invest. We expect that the European economy should be a major beneficiary of a global recovery, with its high exposure to emerging markets and exports boosted by a weak currency. Corporations look healthy, with record profit margins, growing revenues, and balance sheets with low leverage. The macro backdrop appears supportive for European equities, in our opinion. Inflation remains contained, falling within the range most favorable for equity performance, and we expect the European Central Bank

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

to continue providing liquidity and to keep its zero interest rate policy for some time. Finally, we have already taken advantage of weak spots in the market to selectively add to the Portfolio and believe buying opportunities will continue as valuations in the region remain compelling. Our investment approach remains the same. We continue to seek high quality companies with high earnings visibility and predictability, stable and strong cash flow and low levels of debt trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2010, Variable Investment Series – Global Infrastructure Portfolio Class X shares produced a total return of 6.93%, underperforming the Dow Jones Brookfield Global Infrastructure Index (the "Index"), which returned 12.46%, and the S&P Global BMI Index, which returned 15.11%, and outperforming the S&P 500® Utilities Index/S&P Global Infrastructure Index, which returned 5.77%. For the same period, the Portfolio's Class Y shares returned 6.74%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	6.93%	4.26%	1.36%	7.34%
Class Y	6.74%	3.99%	1.10%	1.24%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's secondary benchmark was changed in March 2010 from the S&P 500 Utilities Index/S&P Global Infrastructure Index to the Dow Jones Brookfield Global Infrastructure Index to more accurately reflect the Portfolio's investable universe.

(3)  The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index for periods from the Fund's inception to and including November 5, 2008 (the date the Portfolio completed implementation of the change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 27 developed and 26 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1990 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 12.46% during 2010, as measured by the Dow Jones Brookfield Global Infrastructure Index. Among the major infrastructure sectors, the gas midstream, pipeline companies, transmission and distribution, and communications sectors exhibited relative outperformance, while the toll roads, European regulated utilities and gas distribution utilities sectors underperformed the Index.

Despite consisting of companies with good cash flow resilience over the various ups and downs of the economic cycle, the listed infrastructure universe witnessed market conditions in 2010, which were dominated by macroeconomic considerations, in particular concerns about the health of the European financial system. Because of this, sectors with a high concentration of companies within the European region, in particular the toll roads and European regulated utilities, underperformed the broader infrastructure market — even though on a fundamental basis conditions broadly improved relative to 2009. Toward the end of the year, concerns about Europe were replaced with a focus on Asia, as politicians and central banks within the region attempted to control inflation brought on by rapid economic growth and the spillover effects of loose monetary policy within the U.S. and Western Europe. Within infrastructure, this shift in investor focus to concerns over inflation in Asia was realized most acutely within the gas distribution utilities sector, where increases in natural gas prices were put on hold for certain residential customers of Chinese gas utilities in order to mute inflationary pressures on that customer segment. Gas prices are typically a pass-through cost item within a gas distribution utility's cost structure, so this near-term inability to pass through energy costs should likely have a negative near-term impact on cash flows for these stocks.

Away from macroeconomic considerations within the gas distribution utilities, toll roads, and European regulated utilities sectors, positive underlying fundamentals within energy infrastructure provided support for gas midstream companies, and to a more moderate extent, pipeline companies. Relative outperformance for companies in the gas midstream sector was attributable to the resilient demand for and favorable economics associated with drilling for natural gas liquids and crude oil. New drilling by exploration and production companies in liquids-rich areas throughout North America was significant in 2010, and early indications are that this positive fundamental backdrop will continue in 2011. We believe much of the future impact of these positive fundamental trends are already reflected in stock prices; however, we acknowledge that gas midstream and pipeline companies are likely to further benefit in 2011 as they attempt to accommodate exploration and production company needs to gather, process, and transport new

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

product. Furthermore, we note that on a stock-specific basis, a select few of these companies remain quite attractively valued.

Finally, we attribute strong transmission and distribution sector performance to merger and acquisition activity, the impact of favorable weather trends relative to last year, and increases in cash flow resulting from recent rate case rulings. Uncertainty about the U.S. economy over much of the year also provided support for this sector, as investors looked for high yielding companies with stable growth prospects. The communications sector benefited primarily due to strong fundamental growth trends, as wireless communications and satellite television providers continued to utilize wireless tower companies and fixed satellite operators to build out capacity for new content (data services associated with cellular phones for wireless communications companies and digital television services for the satellite television providers).

Portfolio performance over this time period reflected a number of changes coincident with our assumption of portfolio management responsibilities at the end of March 2010: the two most important being (1) a change in the Portfolio's sector benchmark to the Dow Jones Brookfield Global Infrastructure Index and (2) a shift in Portfolio holdings to reflect our fundamental, value-driven investment strategy. Holdings in the Portfolio now generally reflect companies with "core" infrastructure characteristics such as asset ownership/control, high barriers to entry, and cash flow stability. Furthermore, companies with exposure to commodity price fluctuations have been significantly reduced. While these changes have had a negative impact on short-term performance, we anticipate the changes in Portfolio strategy and company constituents should provide investors with a more attractive risk/return profile over the long run.

We have maintained our core investment philosophy as an infrastructure value investor. This results in the ownership of stocks whose share prices provide infrastructure exposure at the best valuation relative to their underlying assets and growth prospects. Our current research leads us to an overweight allocation in the Portfolio to a group of companies in the communications and toll roads sectors, and an underweight allocation to companies in the European regulated utilities, gas distribution utilities, transmission and distribution, and water sectors.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

Income Plus Portfolio

For the 12-month period ended December 31, 2010, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of 9.28%, outperforming the Barclays Capital U.S. Corporate Index (the "Index"), which returned 9.00%. For the same period, the Portfolio's Class Y shares returned 9.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio began the year overweight in financials (banks, insurance, finance and real estate investment trusts or REITs) as well as defensive sectors such as telecommunications, cable and diversified media. The overweight allocation in the financial sector was the largest contributor to the Portfolio's outperformance. Within financials, the Portfolio's largest overweight had been in banking, which outperformed the Index early in the year. As the year progressed, we reduced our exposure to banking and increased exposure to insurance, which rallied significantly in the second half of the year. Our position in REITs also helped drive performance, as the sector had the greatest excess return on the year. Our preference for owning these positions was predicated on the belief that these companies would increase their capital overall while continuing to reduce balance sheet risks.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	9.28%	6.45%	6.42%	7.36%
Class Y	9.01%	6.18%	6.16%	6.62%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

The Portfolio's largest underweight position was in the health care sector, which underperformed the Index. The sector was hurt by spread tightening and relatively low yields versus government bonds, as well as investors' preference during the period for sectors with greater economic sensitivity. While the Portfolio did have exposure to the underperforming energy sector, it was underweight to the sector overall. Within energy, the Portfolio was overweight in pipeline master limited partnerships (MLPs), which have less exposure to volatility in oil and gas prices as well as to the fall-out from the oil spill in the Gulf of Mexico. We did take advantage of post-spill valuations to add selectively to exposure in the sector.

Our participation in new issues was concentrated at the lower-rated end of the Portfolio's investment universe, in companies with improving capital structures and (in the case of BB rated issues) the potential to become "cross-over" candidates, or companies which are upgraded from high yield to investment grade. The Portfolio's exposure to lower-quality names was also additive to returns, given their outperformance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the 12-month period ended December 31, 2010, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 2.35%, underperforming the Barclays Capital U.S.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	2.35%	–0.22%	1.49%	1.91%
Class Y	2.22%	–0.44%	1.25%	1.54%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Barclays Capital U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The benchmark for the Portfolio is changing from the Barclays Capital U.S. Credit Index (1-5 Year) to the Barclays Capital U.S. Government/Credit Index (1-5 Year) effective 01/01/11.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

Credit Index (1-5 Year) (the "Index"), which returned 5.44%. Beginning January 1, 2011, the benchmark is changing from the Barclays Capital U.S. Credit Index (1-5 Year) to the Barclays Capital U.S. Government/Credit Index (1-5 Year). The return for the Barclays Capital U.S. Government/Credit Index (1-5 Year) for the 12 months ended December 31, 2010 was 4.08%. For the same period, the Portfolio's Class Y shares returned 2.22%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's underperformance of the Index was mainly attributable to its relative underweight in corporate credit. This positioning kept the Portfolio from fully benefiting from the sector's strong performance, as investment-grade credit spreads relative to Treasuries tightened during the year. The Portfolio's lower duration relative to that of the Index also detracted from relative performance, as this positioning was unfavorable in 2010's declining yield environment.

The underweight to the credit sector was largely the result of the Portfolio's allocation to asset-backed securities (ABS) and agency debt, which are not represented in the Index. The ABS position contributed to relative performance as spreads in the sector narrowed over the year.

With regard to the Portfolio's yield curve positioning, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve. For example, we positioned the Portfolio to benefit from an anticipated flattening between the three- and seven-year points of the yield curve. Overall, yield-curve trades did not have a significant impact on performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2010, Variable Investment Series – Money Market Portfolio had net assets of approximately $127 million with an average portfolio maturity of 23 days. For the seven-day period ended December 31, 2010, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and –0.28% (non-subsidized) and a current yield of 0.01% (subsidized) and –0.28% (non-subsidized), while its

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

30-day moving average yield for December was 0.01% (subsidized) and –0.29% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2010, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2010, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and –0.53% (non-subsidized) and a current yield of 0.01% (subsidized) and –0.53% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and –0.54% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2010, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the reporting period, three-month London Interbank Offered Rate (LIBOR) levels dropped significantly. In early July, the market had begun to stabilize from the European debt crisis of May/June, when fears of a Greece default and contagion drove three-month LIBOR approximately 30 basis points higher to just under 0.54%. As European banking system stress tests were completed and the European Central Bank subsequently extended full allotment, three-month tender auctions through year-end, three-month LIBOR levels gradually fell back to 0.285% by November, with a slight rise back up to 0.302% by year-end.

With LIBOR and LIBOR-OIS spread (the spread between LIBOR and the overnight indexed swap, a measure of market sentiment) again trading back down to tight levels, we found very little value in the money market curve. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and very high liquidity and, as in the past, we adhered to a conservative approach. During the reporting period, we continued to emphasize purchasing high-quality corporate, financial, and banking obligations. We focused on maintaining high levels of liquidity and a prudent weighted average maturity and weighted average life to guard the Portfolio against the uncertainty caused by volatility in the financial markets. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our high standards of minimal credit risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

Strategist Portfolio

For the 12-month period ended December 31, 2010, Variable Investment Series – Strategist Portfolio Class X shares produced a total return of 6.81%, underperforming the S&P 500® Index (the "Index"), which returned 15.06%, and outperforming the Barclays Capital U.S. Government/Credit Index, which returned 6.59%. For the same period, the Portfolio's Class Y shares returned 6.50%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends, and corporate profitability. A second, more qualitative process then broadens the analysis to determine which sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings are then selected to provide desired exposure to asset classes and sectors.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	6.81%	3.97%	4.03%	8.16%
Class Y	6.50%	3.70%	3.76%	3.55%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

The Portfolio's target allocation shifted throughout 2010, beginning with a gradual move from cash and bonds to equities in the first half of the year. By year end, the Portfolio's exposures reflected our views that the coming cycle would favor long-dated equity and commodity-based investments over debt and credit securities. The Portfolio entered 2011 with an overweight exposure to equities at 75% of total assets (versus an average balanced fund's 55% weight) and an underweight exposure to fixed income (20% versus an average balanced fund's 35% weight) and cash (5% versus an average balanced fund's 10% exposure).

Investors entered 2010 with a great deal of pessimism, as expectations for a robust global economic recovery appeared to evaporate under the weight of escalating unemployment, a fractured Congress, financial uncertainty, a deteriorating housing market and the potential for a European sovereign debt collapse. In fact, fears arose that the U.S. economy could fall back into recession (a "double-dip"), the likes of which the U.S. had not seen since the early 1980s.

Yet, in the wake of this pessimism, unexpected signs began to emerge in the first quarter — positive news on the number of Americans on unemployment insurance, improving industrial production and capacity utilization and, most importantly, corporate earnings continuing to exceed expectations. By April, the macro discussion had quickly shifted from recession to growth; the S&P 500 Index appreciated to levels not seen since pre-crisis while the 10-year U.S. Treasury note (considered a safe haven during the recession) climbed to a 4% yield, a level last seen in mid-2008.

Investors, unfortunately, would be forced to digest yet another growth "head-fake" as data following the first quarter's positive surprises reversed once again. It became clear that, although corporations were selectively investing for recovery, they generally were not hiring and were making most of their investments in plants and equipment outside the U.S. Additionally, the risks associated with the U.S. housing market, consumer confidence and European debt had not subsided. From April's stock market peak to August's low, the S&P 500 Index lost over 13%, while investors rushed back into the relative safety of government bonds, driving the 10-year U.S. Treasury note yield all the way back to 2.40 percent.

At this point, the Federal Reserve, recognizing the need to provide an additional measure of support, announced its second "bond buyback" program, in an attempt to reassure market participants that it would do everything in its power to keep interest rates low and capital flowing. The program hit its stride in November and December, just after the mid-term election uncertainty passed and real improvement in the U.S. job market and capital spending took hold in a more robust fashion.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

Throughout 2010, we viewed equity market corrections tied to macroeconomic concerns as opportunities to increase our exposures to undervalued U.S. equities. We focused our purchases in sectors that we feel have the desirable combination of cyclicality and value: information technology, industrials and financials.

The fixed income component of the Portfolio shifted during the period under review as well. As of December 31, 2010, the bond portfolio's exposure to U.S. government-issued securities fell from 40% to 34%, while the portfolio's exposure to corporate credits increased from 39% to 43%. The balance of the portfolio remained distributed among various asset-backed securities and short-term instruments.

During the period under review, instruments defined as derivatives were used only to position the fixed income portfolio to desired weights as reflected in the asset allocation mandate.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Sara Furber
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2010

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/10 – 12/31/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2010 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (0.01% return)	$1,000.00	$1,000.10	$1.76
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.44	$1.79
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$1.76
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.44	$1.79

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.35% and 0.35% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.64% and 0.89% for Class X and Class Y shares, respectively.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (1.04% return)	$1,000.00	$1,010.40	$2.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.28	$2.96
Class Y
Actual (0.92% return)	$1,000.00	$1,009.20	$4.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.02	$4.23

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (4.55% return)	$1,000.00	$1,045.50	$3.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06
Class Y
Actual (4.47% return)	$1,000.00	$1,044.70	$4.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.60% and 0.85% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2010 continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (21.71% return)	$1,000.00	$1,217.10	$4.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.97	$4.28
Class Y
Actual (21.44% return)	$1,000.00	$1,214.40	$6.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.71	$5.55

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.84% and 1.09% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (29.44% return)	$1,000.00	$1,294.40	$5.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual (29.29% return)	$1,000.00	$1,292.90	$7.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.20% and 1.45% for Class X and Class Y shares, respectively.

Capital Opportunities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (38.12% return)	$1,000.00	$1,381.20	$3.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.23	$3.01
Class Y
Actual (37.95% return)	$1,000.00	$1,379.50	$5.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.97	$4.28

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.59% and 0.84% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2010 continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (37.18% return)	$1,000.00	$1,371.80	$6.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.56	$5.70
Class Y
Actual (36.99% return)	$1,000.00	$1,369.90	$8.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.97

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.12% and 1.37% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (11.63% return)	$1,000.00	$1,116.30	$3.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.13	$3.11
Class Y
Actual (11.40% return)	$1,000.00	$1,114.00	$4.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.87	$4.38

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.61% and 0.86% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.62% and 0.87% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2010

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Commercial Paper (38.6%)
	Asset-Backed Corporate (3.9%)
$5,000	Atlantis One Funding (a)	0.15%	01/03/11	$4,999,958
	Domestic Banks (7.9%)
5,000	JP Morgan Chase & Co.	0.01	01/03/11	4,999,997
5,000	Wells Fargo & Co.	0.03	01/03/11	4,999,992
				9,999,989
	International Banks (26.8%)
5,500	ABN Amro Funding USA LLC (a)	0.31 - 0.35	02/04/11 - 03/15/11	5,496,941
500	BNZ International Funding (a)	0.42	06/07/11	499,084
6,000	BPCE SA (a)	0.39 - 0.64	01/04/11 - 03/15/11	5,996,730
5,000	Credit Suisse - New York Branch	0.25	01/24/11	4,999,202
5,000	Deutsche Bank Financial LLC	0.25	01/21/11	4,999,306
5,000	Nordea North America, Inc.	0.27	01/13/11	4,999,550
5,000	Skandinaviska Enskilda (a)	0.29	02/01/11	4,998,751
2,000	Sumitomo Mitsui Banking Corp. (a)	0.30	01/26/11	1,999,583
				33,989,147
	Total Commercial Paper (Cost $48,989,094)			48,989,094
	Repurchase Agreements (25.5%)
15,402	Barclays Capital LLC (dated 12/31/10; proceeds $15,402,321; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 02/15/32; valued at $15,710,040)	0.25	01/03/11	15,402,000
5,000	BNP Paribas Securities (dated 12/31/10; proceeds $5,000,071; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.50% due 09/01/40; valued at $5,150,001)	0.17	01/03/11	5,000,000
12,000	Merrill Lynch & Co., Inc. (dated 12/31/10; proceeds $12,000,150; fully collateralized by U.S. Government Agencies; Federal Farm Credit Bank 0.00% due 10/07/11; Federal Home Loan Mortgage Corp. 5.97% due 01/05/11; Federal National Mortgage Association 0.00% - 5.25% due 08/01/12 - 01/15/19; valued at $12,240,059)	0.15	01/03/11	12,000,000
	Total Repurchase Agreements (Cost $32,402,000)			32,402,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Floating Rate Notes (20.5%)
	International Banks
$6,000	Barclays Bank PLC	0.44	(b)%	01/19/11(c)	$6,000,000
6,000	BNP Paribas	0.65	(b)	03/23/11(c)	6,000,000
5,000	Lloyds TSB Bank PLC	0.46	(b)	01/31/11(c)	5,000,000
4,000	Royal Bank of Scotland PLC	0.49	(b)	02/10/11(c)	4,000,000
5,000	Societe Generale	1.49	(b)	02/07/11(c)	5,000,000
	Total Floating Rate Notes (Cost $26,000,000)				26,000,000
	Certificates of Deposit (15.7%)
	International Banks
5,000	Bank of Montreal - Chicago	0.23		01/14/11	5,000,000
5,000	Credit AG CIB	0.31		02/04/11	5,000,000
5,000	Credit Industriel et Commercial	0.50		01/05/11	5,000,000
5,000	Svenska Handelsbanken NY	0.28		02/01/11	5,000,042
	Total Certificates of Deposit (Cost $20,000,042)				20,000,042
	Total Investments (Cost $127,391,136) (d)			100.3%	127,391,136
	Liabilities in Excess of Other Assets			(0.3)	(321,017)
	Net Assets			100.0%	$127,070,119

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Rate shown is the rate in effect at December 31, 2010.

  (c)  Date of next interest rate reset.

  (d)  Cost is the same for federal income tax purposes.

MATURITY SCHEDULE†

1 - 30 Days	65%
31 - 60 Days	24
61 - 90 Days	10
91 - 120 Days	0
121+ Days	1
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2010

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (51.2%)
	Agricultural Chemicals (0.6%)
$350	Potash Corp. of Saskatchewan, Inc. (Canada)	5.25%	05/15/14	$383,012
	Agricultural Operations (0.4%)
260	Bunge Ltd. Finance Corp.	5.35	04/15/14	273,495
	Auto - Cars/Light Trucks (0.6%)
360	Daimler Finance North America LLC	7.30	01/15/12	382,590
30	Nissan Motor Acceptance Corp. (144A) (a)	3.25	01/30/13	30,627
				413,217
	Beverages (0.6%)
165	Anheuser-Busch InBev Worldwide, Inc.	4.125	01/15/15	173,942
205	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	5.375	11/15/14	226,058
				400,000
	Beverages - Wine/Spirits (0.4%)
265	Bacardi Ltd. (144A) (Bermuda) (a)	7.45	04/01/14	305,053
	Building Societies (0.4%)
270	Nationwide Building Society (144A) (United Kingdom) (a)	4.65	02/25/15	272,454
	Cable/Satellite TV (0.7%)
215	COX Communications, Inc.	4.625	06/01/13	230,214
220	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.75	10/01/14	234,668
				464,882
	Capital Markets (1.5%)
425	Goldman Sachs Group, Inc. (The)	3.70	08/01/15	433,491
230	Macquarie Group Ltd. (144A) (Australia) (a)	7.30	08/01/14	251,371
365	UBS AG/Stamford CT (Series DPNT) (Switzerland)	3.875	01/15/15	376,526
				1,061,388
	Cellular Telecommunications (0.5%)
340	Vodafone Group PLC (United Kingdom)	5.00	12/16/13	370,374
	Chemicals - Diversified (0.6%)
350	Dow Chemical Co. (The)	5.90	02/15/15	387,874
	Commercial Banks (14.6%)
355	ANZ National Int'l Ltd. (144A) (New Zealand) (a)	2.375	12/21/12	360,650
315	Barclays Bank PLC (United Kingdom)	2.50	01/23/13	320,274
390	Canadian Imperial Bank of Commerce (Canada)	1.45	09/13/13	388,974
900	Commonwealth Bank of Australia (144A) (Australia) (a)	2.50	12/10/12	928,033

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$575	Commonwealth Bank of Australia (144A) (Australia) (a)	2.75%	10/15/12	$590,183
340	Credit Suisse (Switzerland)	5.50	05/01/14	373,147
120	Intesa Sanpaolo SpA (144A) (Italy) (a)	3.625	08/12/15	116,130
365	Nordea Bank AB (144A) (Sweden) (a)	2.50	11/13/12	373,049
2,300	Royal Bank of Scotland PLC (The) (144A) (United Kingdom) (a)	2.625	05/11/12	2,355,202
380	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875	03/16/15	389,078
300	Standard Chartered PLC (144A) (United Kingdom) (a)	3.85	04/27/15	309,176
320	Svenska Handelsbanken AB (144A) (Sweden) (a)	2.875	09/14/12	327,898
1,545	Swedbank AB (144A) (Sweden) (a)	2.90	01/14/13	1,594,902
750	Wells Fargo & Co. (Series I)	3.75	10/01/14	783,596
810	Westpac Securities NZ Ltd. (144A) (New Zealand) (a)	2.50	05/25/12	829,148
				10,039,440
	Data Processing Services (0.3%)
203	Fiserv, Inc.	6.125	11/20/12	219,638
	Diversified Financial Services (3.4%)
300	Bank of America Corp.	4.50	04/01/15	305,193
580	Citigroup, Inc. (See Note 6)	6.50	08/19/13	637,261
280	General Electric Capital Corp. (MTN)	3.50	06/29/15	285,199
700	General Electric Capital Corp. (Series A)	5.45	01/15/13	753,143
250	JPMorgan Chase & Co.	3.40	06/24/15	255,202
110	Societe Generale (144A) (France) (a)	3.10	09/14/15	107,614
				2,343,612
	Diversified Minerals (0.6%)
350	Anglo American Capital PLC (144A) (United Kingdom) (a)	9.375	04/08/14	421,695
	Diversified Telecommunication Services (0.5%)
375	AT&T, Inc.	2.50	08/15/15	374,087
	Electric - Integrated (2.4%)
380	Dominion Resources, Inc.	5.70	09/17/12	409,064
350	EDF SA (144A) (France) (a)	5.50	01/26/14	384,455
350	Enel Finance International SA (144A) (Luxembourg) (a)	3.875	10/07/14	356,222
265	NextEra Energy Capital Holdings, Inc.	5.35	06/15/13	287,263
215	PPL Energy Supply LLC	6.30	07/15/13	237,004
				1,674,008

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electric Utilities (0.3%)
$215	Firstenergy Solutions Corp.	4.80%	02/15/15	$225,978
	Electronic Connectors (0.2%)
140	Amphenol Corp.	4.75	11/15/14	149,697
	Electronic Measuring Instrument (0.6%)
385	Agilent Technologies, Inc.	4.45	09/14/12	402,342
	Finance - Consumer Loans (0.5%)
350	HSBC Finance Corp.	5.25	04/15/15	373,353
	Finance - Credit Card (1.2%)
475	American Express Co.	7.25	05/20/14	541,544
250	MBNA Corp.	6.125	03/01/13	268,554
				810,098
	Finance - Investment Banker/Broker (0.7%)
75	Jefferies Group, Inc.	3.875	11/09/15	73,798
365	TD Ameritrade Holding Corp.	2.95	12/01/12	373,632
				447,430
	Food - Retail (0.9%)
330	Delhaize Group SA (Belgium)	5.875	02/01/14	364,433
225	Kroger Co. (The)	7.50	01/15/14	259,593
				624,026
	Food Products (0.6%)
345	Kraft Foods, Inc.	6.75	02/19/14	393,560
	Government Guaranteed Non-U.S. (0.9%)
577	Societe Financement de l'Economie Francaise (144A) (France) (a)	3.375	05/05/14	608,182
	Health Care Providers & Services (0.8%)
350	Medco Health Solutions, Inc.	7.25	08/15/13	397,790
185	UnitedHealth Group, Inc.	5.25	03/15/11	186,577
				584,367
	Hotels & Motels (0.6%)
420	Marriott International, Inc.	4.625	06/15/12	436,887
	Instruments - Scientific (0.3%)
220	Thermo Fisher Scientific, Inc.	3.25	11/20/14	226,415
	Insurance (1.3%)
225	MetLife, Inc. (See Note 6)	2.375	02/06/14	226,235
270	Principal Financial Group, Inc.	7.875	05/15/14	311,289
320	Prudential Financial, Inc. (MTN)	4.75	09/17/15	338,912
				876,436

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Life/Health Insurance (0.2%)
$110	Aflac, Inc.	3.45%	08/15/15	$111,871
	Media (1.4%)
300	Comcast Corp.	6.50	01/15/15	341,925
200	Time Warner Cable, Inc.	8.25	02/14/14	232,314
350	Viacom, Inc.	4.375	09/15/14	372,936
				947,175
	Medical - Biomedical/Genetics (0.5%)
325	Biogen Idec, Inc.	6.00	03/01/13	351,212
	Metals & Mining (0.3%)
190	ArcelorMittal (Luxembourg)	9.00	02/15/15	226,339
	Money Center Banks (1.3%)
355	Deutsche Bank AG (Germany)	2.375	01/11/13	360,412
500	Lloyds TSB Bank PLC (144A) (United Kingdom) (a)	2.80	04/02/12	512,371
				872,783
	Mortgage Banks (1.4%)
575	Abbey National Treasury Services PLC (144A) (United Kingdom) (a)	3.875	11/10/14	570,293
400	Cie de Financement Foncier (144A) (France) (a)	1.625	07/23/12	402,030
				972,323
	Multi-line Insurance (0.9%)
260	American International Group, Inc.	3.65	01/15/14	264,817
350	Monumental Global Funding III (144A) (a)	5.25	01/15/14	372,390
				637,207
	Multimedia (0.8%)
290	NBC Universal, Inc. (144A) (a)	2.10	04/01/14	289,366
245	News America, Inc.	5.30	12/15/14	270,976
				560,342
	Office Electronics (0.4%)
210	Xerox Corp.	8.25	05/15/14	245,310
	Oil Companies - Exploration & Production (0.9%)
350	EOG Co. of Canada (144A) (Canada) (a)	7.00	12/01/11	370,134
215	Nexen, Inc. (Canada)	5.05	11/20/13	229,064
				599,198
	Oil Company - Integrated (0.3%)
205	BP Capital Markets PLC (United Kingdom)	3.875	03/10/15	211,659

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Pipelines (1.6%)
$180	Enterprise Products Operating LLC (Series B)	7.50%	02/01/11	$180,798
225	Enterprise Products Operating LLC (Series O)	9.75	01/31/14	271,973
320	Plains All American Pipeline LP/PAA Finance Corp.	4.25	09/01/12	333,829
305	Spectra Energy Capital LLC	5.90	09/15/13	335,725
				1,122,325
	Retail - Drug Store (0.3%)
180	CVS Caremark Corp.	5.75	08/15/11	185,610
	Retail - Restaurants (0.3%)
185	Yum! Brands, Inc.	8.875	04/15/11	189,108
	Special Purpose Entity (0.4%)
250	Harley-Davidson Funding Corp. (144A) (a)	5.25	12/15/12	261,930
	Specialty Retail (0.4%)
220	Home Depot, Inc.	5.40	03/01/16	246,813
	Super-Regional Banks - U.S. (1.5%)
405	Bank One Corp.	5.25	01/30/13	432,761
300	Capital One Financial Corp.	7.375	05/23/14	341,638
215	KeyCorp (MTN)	6.50	05/14/13	233,557
				1,007,956
	Telephone - Integrated (0.6%)
375	Telecom Italia Capital SA (Luxembourg)	5.25	11/15/13	390,936
	Tobacco (0.4%)
250	Altria Group, Inc.	4.125	09/11/15	261,673
	Transport - Services (0.3%)
210	Ryder System, Inc. (MTN)	6.00	03/01/13	225,864
	Total Corporate Bonds (Cost $34,521,663)			35,190,634
	Foreign Government Obligation (2.3%)
1,508	Denmark Government International Bond (Series E) (Denmark) (Cost $1,523,805)	2.75	11/15/11	1,541,351
	U.S. Government Agencies & Obligations (18.5%)
	Commercial Banks - FDIC Guaranteed (4.5%)
1,000	KeyBank NA	3.20	06/15/12	1,037,746
2,000	PNC Funding Corp.	2.30	06/22/12	2,051,662
				3,089,408

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	U.S. Government Agency (1.0%)
$700	FDIC Structured Sale Guaranteed Notes Ser. A-1 (144A) - FDIC Guaranteed (a)	0.00%		10/25/11	$696,213
	U.S. Government Obligations (13.0%)
	U.S. Treasury Bonds
1,020		3.50		02/15/39	879,113
1,280		4.375		11/15/39	1,287,000
2,250		7.50		11/15/24	3,152,812
	U.S. Treasury Notes
1,400		0.375		08/31/12	1,397,704
400		0.375		09/30/12	399,110
1,550		1.875		09/30/17	1,476,254
330		2.625		12/31/14	344,154
					8,936,147
	Total U.S. Government Agencies & Obligations (Cost $12,808,528)				12,721,768
	U.S. Government Agencies - Mortgage-Backed Securities (1.8%)
	Federal Home Loan Mortgage Corp. (ARM) (0.4%)
125		5.519		01/01/38	132,595
111		6.042		02/01/37	117,495
					250,090
	Federal National Mortgage Association (0.9%)
406		6.50		01/01/32 - 11/01/33	455,444
136		7.00		08/01/29 - 06/01/32	155,427
					610,871
	Federal National Mortgage Association (ARM) (0.5%)
316		2.548		05/01/35	318,113
64		5.736		03/01/38	67,401
					385,514
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $1,213,983)				1,246,475
	Asset-Backed Securities (21.3%)
100	Ally Master Owner Trust 2010-1 A (144A) (a)	2.01	(b)	01/15/15	101,866
225	Ally Master Owner Trust 2010-3 A (144A) (a)	2.88		04/15/15	230,561
800	American Express Credit Account Master Trust 2009-2 A	1.51	(b)	03/15/17	827,722
172	ARI Fleet Lease Trust 2010-A A (144A) (a)	1.71	(b)	08/15/18	173,253

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$807	Capital One Multi-Asset Execution Trust 2005-A10 A	0.34	(b)%	09/15/15	$801,903
206	Chesapeake Funding LLC 2009-1 A (144A) (a)	2.26	(b)	12/15/20	208,273
724	CIT Equipment Collateral 2010-VT1A A2 (144A) (a)	1.51		08/15/11	726,030
600	Citibank Credit Card Issuance Trust 2009-A5 A5 (See Note 6)	2.25		12/23/14	613,653
600	CNH Equipment Trust 2010-C A3	1.17		05/15/15	599,360
750	CNH Equipment Trust 2010-A A3	1.54		07/15/14	756,303
850	Discover Card Master Trust 2009-A1 A1	1.56	(b)	12/15/14	861,529
775	Ford Credit Floorplan Master Owner Trust 2009-2 A	1.81	(b)	09/15/14	786,690
375	Ford Credit Floorplan Master Owner Trust 2010-3 A1 (144A) (a)	4.20		02/15/17	396,357
1,150	GE Capital Credit Card Master Note Trust 2009-1 A	2.36	(b)	04/15/15	1,175,115
425	GE Equipment Midticket LLC 2010-1 A3 (144A) (a)	0.94		07/14/14	424,307
625	Harley-Davidson Motorcycle Trust 2010-1 A3	1.16		02/15/15	624,362
440	Harley-Davidson Motorcycle Trust 2009-4 A3	1.87		02/15/14	443,733
488	Huntington Auto Trust 2009-1A A3 (144A) (a)	3.94		06/17/13	495,118
575	Hyundai Auto Receivables Trust 2010-A A3	1.50		10/15/14	580,940
425	MMAF Equipment Finance LLC 2009-AA A3 (144A) (a)	2.37		11/15/13	429,617
525	MMCA Automobile Trust 2010-A A3 (144A) (a)	1.39		01/15/14	527,304
725	Navistar Financial Corp. Owner Trust 2010-A A2 (144A) (a)	1.47		10/18/12	727,547
575	Nissan Auto Lease Trust 2010-B A3	1.12		12/15/13	574,301
200	Nissan Master Owner Trust Receivables 2010-AA A (144A) (a)	1.41	(b)	01/15/15	202,361
400	Toyota Auto Receivables Owner Trust 2010-A A3	1.27		12/16/13	402,858
725	Volvo Financial Equipment LLC 2010-1A A2 (144A) (a)	1.06		06/15/12	726,192
235	Wheels SPV LLC 2009-1 A (144A) (a)	1.81	(b)	03/15/18	236,547
	Total Asset-Backed Securities (Cost $14,522,609)				14,653,802

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligation (0.6%)
	U.S. Government Agency
$358	Federal Home Loan Mortgage Corp. 2182 ZC (Cost $383,359)	7.50%		09/15/29	$406,603
	Commercial Mortgage-Backed Securities (1.0%)
	Private Issues
220	Bear Stearns Commercial Mortgage Securities 2004-T14 A4	5.20	(b)	01/12/41	235,491
230	LB-UBS Commercial Mortgage Trust 2004-C2 A4	4.367		03/15/36	239,340
190	Wachovia Bank Commercial Mortgage Trust 2004-C12 A4	5.305	(b)	07/15/41	204,803
	Total Commercial Mortgage-Backed Securities (Cost $653,835)				679,634
	Municipal Bond (0.4%)
300	New Jersey Economic Development Authority (Cost $300,000)	1.302	(b)	06/15/13	299,685
	Short-Term Investments (3.0%)
	U.S. Government Obligations (c)(d) (1.8%)
1,210	U.S. Treasury Bills (Cost $1,209,884)	0.037 - 0.134		01/27/11	1,209,884
NUMBER OF SHARES
	Investment Company (1.2%)
	831Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $830,785)				830,785
	Total Short-Term Investments (Cost $2,040,669)				2,040,669
	Total Investments (Cost $67,968,451) (e)(f)			100.1%	68,780,621
	Liabilities in Excess of Other Assets			(0.1)	(98,943)
	Net Assets			100.0%	$68,681,678

  ARM  Adjustable Rate Mortgage. Interest rate in effect as of December 31, 2010.

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2010 continued

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Floating rate security. Rate shown is the rate in effect at December 31, 2010.

  (c)  A portion of this security has been physically segregated in connection with open futures and swap contracts.

  (d)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (e)  Securities have been designated as collateral in connection with open futures and swap contracts.

  (f)  The aggregate cost for federal income tax purposes is $68,432,617. The aggregate gross unrealized appreciation is $714,249 and the aggregate gross unrealized depreciation is $366,245 resulting in net unrealized appreciation of $348,004.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2010:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
46	Long	U.S. Treasury Notes 5 Year, March 2011	$5,415,062	$15,975
31	Long	U.S. Treasury Notes 10 Year, March 2011	3,733,563	(88,851)
17	Short	U.S. Ultra Bond, March 2011	(2,160,594)	66,370
42	Short	U.S. Treasury Notes 2 Year, March 2011	(9,194,063)	(9,986)
Net Unrealized Depreciation				$(16,492)

INTEREST RATE SWAP CONTRACTS OPEN AT DECEMBER 31, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America, N.A.	$490	3 Month LIBOR	Receive	4.058%	12/09/40	$5,023
Bank of America, N.A.***	2,020	3 Month LIBOR	Pay	4.795	12/09/20	(3,293)
Credit Suisse Group	6,515	3 Month LIBOR	Receive	0.80	10/28/13	69,385
Credit Suisse Group	2,730	3 Month LIBOR	Pay	2.098	10/28/17	(118,018)
Deutsche Bank AG	500	3 Month LIBOR	Receive	4.39	12/20/40	(24,165)
Deutsche Bank AG***	2,040	3 Month LIBOR	Pay	5.29	12/20/20	36,088
UBS AG	480	3 Month LIBOR	Receive	4.00	12/07/40	9,778
UBS AG***	2,020	3 Month LIBOR	Pay	4.65	12/07/20	(14,807)
Net Unrealized Depreciation						$(40,009)

  ***  Forward interest rate swap. Periodic payments on specified notional amount with future effective date, unless terminated earlier.

  LIBOR  London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2010 continued

ZERO COUPON SWAP CONTRACTS OPEN AT DECEMBER 31, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC^	$1,590	3 Month LIBOR	Receive	11/15/19	$(189,207)
Barclays Bank PLC^^	1,590	3 Month LIBOR	Pay	11/15/19	21,665
Deutsche Bank AG^	1,100	3 Month LIBOR	Receive	11/15/21	(100,954)
Deutsche Bank AG^^	1,100	3 Month LIBOR	Pay	11/15/21	1,789
JPMorgan Chase Bank N.A. New York^	705	3 Month LIBOR	Receive	11/15/19	(78,233)
JPMorgan Chase Bank N.A. New York^	1,190	3 Month LIBOR	Receive	11/15/20	(140,697)
JPMorgan Chase Bank N.A. New York^	2,260	3 Month LIBOR	Receive	11/15/22	(76,132)
Net Unrealized Depreciation					$(561,769)

  LIBOR  London Interbank Offered Rate.

  ^  Portfolio will make payments of $616,586, $474,412, $267,984, $503,070, and $895,625, respectively, on termination date.

  ^^  Portfolio will receive payments of $436,614 and $367,331 on termination date.

LONG TERM CREDIT ANALYSIS (unaudited)

AAA	57.9%
AA	12.4
A	12.2
BBB	16.3
B or BELOW	1.2
	100.0	%+

+  Does not include open long/short futures contracts with an underlying face amount of $20,503,282 and net unrealized depreciation of $16,492. Also does not include open swap contracts with net unrealized depreciation of $601,778.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (90.0%)
	Advertising Agencies (0.2%)
$410	Omnicom Group, Inc.	4.45%	08/15/20	$401,972
	Advertising Services (0.6%)
1,195	WPP Finance (United Kingdom)	8.00	09/15/14	1,375,901
	Aerospace & Defense (0.6%)
255	Bombardier, Inc. (144A) (Canada) (a)	7.50	03/15/18	274,763
505	Bombardier, Inc. (144A) (Canada) (a)	7.75	03/15/20	546,662
615	Meccanica Holdings USA (144A) (a)	7.375	07/15/39	641,268
				1,462,693
	Agricultural Chemicals (0.2%)
535	Incitec Pivot Ltd. (144A) (Australia) (a)	4.00	12/07/15	521,999
	Agricultural Operations (0.3%)
580	Bunge Ltd. Finance Corp.	8.50	06/15/19	681,121
	Airlines (0.4%)
915	America West Airlines LLC (Series 011G) (AMBAC Insd)	7.10	04/02/21	910,730
	Apparel Manufacturers (0.1%)
285	Levi Strauss & Co.	7.625	05/15/20	295,688
	Appliances (0.2%)
450	Whirlpool Corp.	8.60	05/01/14	519,274
	Auto - Cars/Light Trucks (0.2%)
395	Daimler Finance North America LLC	8.50	01/18/31	529,265
	Beverages - Wine/Spirits (0.1%)
165	Constellation Brands, Inc.	7.25	09/01/16	175,725
	Building Product - Cement/Aggregation (1.2%)
820	CRH America, Inc.	6.00	09/30/16	876,049
480	CRH America, Inc.	8.125	07/15/18	555,632
545	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (a)	6.00	12/30/19	566,933
670	Lafarge SA (144A) (France) (a)	5.50	07/09/15	696,910
				2,695,524
	Building Product - Wood (0.3%)
710	Masco Corp.	6.125	10/03/16	726,471
	Building Societies (1.2%)
2,655	Nationwide Building Society (144A) (United Kingdom) (a)	6.25	02/25/20	2,771,507
	Cable/Satellite TV (1.5%)
310	Cablevision Systems Corp.	7.75	04/15/18	326,275
110	COX Communications, Inc. (144A) (a)	8.375	03/01/39	143,000
180	CSC Holdings LLC	7.625	07/15/18	196,200

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$745	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.60%		02/15/21	$736,781
735	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	5.875		10/01/19	800,206
620	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625		05/15/16	688,188
510	DISH DBS Corp.	7.125		02/01/16	529,125
					3,419,775
	Capital Markets (4.0%)
5,035	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	5,552,679
1,565	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,605,045
1,305	Macquarie Group Ltd. (144A) (Australia) (a)	6.00		01/14/20	1,312,373
605	Macquarie Group Ltd. (144A) (Australia) (a)	7.625		08/13/19	660,593
					9,130,690
	Casino Gaming (0.3%)
590	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75		08/15/20	641,625
	Chemicals (0.6%)
1,275	Mosaic Co. (The) (144A) (a)	7.625		12/01/16	1,372,228
	Chemicals - Diversified (0.7%)
290	Dow Chemical Co. (The)	4.25		11/15/20	278,893
660	Dow Chemical Co. (The)	8.55		05/15/19	828,439
544	Lyondell Chemical Co. (144A) (a)	8.00		11/01/17	603,160
					1,710,492
	Chemicals - Specialty (0.7%)
540	Albemarle Corp.	4.50		12/15/20	532,533
545	Lubrizol Corp.	8.875		02/01/19	686,896
445	Nalco Co. (144A) (a)	6.625		01/15/19	457,237
					1,676,666
	Commercial Banks (6.9%)
545	Barclays Bank PLC (144A) (United Kingdom) (a)	6.05		12/04/17	559,847
700	Barclays Bank PLC (United Kingdom)	6.75		05/22/19	791,942
260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (144A) (Netherlands) (a)	11.00	(b)	06/30/19(c)	337,039
280	Credit Suisse (Switzerland)	6.00		02/15/18	300,678
290	Credit Suisse AG (Switzerland)	5.40		01/14/20	296,696
425	Discover Bank/Greenwood	7.00		04/15/20	457,678
715	Discover Bank/Greenwood	8.70		11/18/19	842,981
725	First Horizon National Corp.	5.375		12/15/15	732,616
1,185	Hana Bank (144A) (South Korea) (a)	4.50		10/30/15	1,205,944
1,675	HBOS PLC (144A) (United Kingdom) (a)	6.75		05/21/18	1,570,589
860	HSBC Bank USA NA	4.875		08/24/20	856,526
595	Huntington BancShares, Inc.	7.00		12/15/20	627,596

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,185	Intesa Sanpaolo SpA (144A) (Italy) (a)	3.625%		08/12/15	$1,146,784
1,240	Regions Financial Corp.	5.75		06/15/15	1,214,822
925	Royal Bank of Scotland Group PLC (United Kingdom)	6.40		10/21/19	932,428
1,175	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875		03/16/15	1,203,070
1,300	Santander US Debt SA Unipersonal (144A) (Spain) (a)	3.724		01/20/15	1,232,834
885	Standard Chartered Bank (144A) (United Kingdom) (a)	6.40		09/26/17	948,264
620	Woori Bank (144A) (South Korea) (a)	4.75		01/20/16	635,168
					15,893,502
	Consumer Finance (0.0%)
55	American Express Co.	8.125		05/20/19	68,540
	Consumer Products - Miscellaneous (0.2%)
460	Fortune Brands, Inc.	6.375		06/15/14	498,919
	Containers - Metal & Glass (0.3%)
540	Ball Corp.	7.375		09/01/19	583,200
	Distribution/Wholesale (0.1%)
225	Ingram Micro, Inc.	5.25		09/01/17	228,015
	Diversified Financial Services (9.1%)
700	Ally Financial, Inc. (144A) (a)	6.25		12/01/17	700,875
795	Bank of America Corp.	5.625		07/01/20	811,979
1,865	Bank of America Corp.	5.75		12/01/17	1,943,526
1,735	Citigroup, Inc. (See Note 6)	5.875		05/29/37	1,702,944
480	Citigroup, Inc. (See Note 6)	6.125		05/15/18	526,638
785	Citigroup, Inc. (See Note 6)	8.125		07/15/39	1,001,824
3,210	Citigroup, Inc. (See Note 6)	8.50		05/22/19	3,991,253
1,305	Credit Agricole SA (144A) (France) (a)	8.375	(b)	10/13/19(c)	1,347,413
735	General Electric Capital Corp.	5.625		05/01/18	802,738
75	General Electric Capital Corp. (MTN)	5.875		01/14/38	78,121
6,350	General Electric Capital Corp. (Series G)	6.00		08/07/19	7,076,961
975	JPMorgan Chase & Co.	4.25		10/15/20	954,116
					20,938,388
	Diversified Minerals (1.1%)
840	Anglo American Capital PLC (144A) (United Kingdom) (a)	9.375		04/08/19	1,131,653
305	Rio Tinto Finance USA Ltd. (Australia)	9.00		05/01/19	410,270
475	Teck Resources Ltd. (Canada)	10.25		05/15/16	588,441
195	Vale Overseas Ltd. (Cayman Islands)	6.875		11/21/36	214,984
210	Vale Overseas Ltd. (Cayman Islands)	6.875		11/10/39	233,085
					2,578,433
	Diversified Telecommunication Services (2.4%)
2,200	AT&T, Inc. (144A) (a)	5.35		09/01/40	2,076,461
980	AT&T, Inc.	6.15		09/15/34	1,015,285

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$325	CenturyLink, Inc. (Series Q)	6.15%	09/15/19	$326,527
400	Verizon Communications, Inc.	5.85	09/15/35	415,110
530	Verizon Communications, Inc.	6.40	02/15/38	588,258
715	Verizon Communications, Inc.	8.95	03/01/39	1,022,188
				5,443,829
	E-Commerce/Services (0.3%)
560	Expedia, Inc.	5.95	08/15/20	565,600
	Electric - Generation (0.7%)
1,610	AES Corp. (The)	8.00	06/01/20	1,714,650
	Electric - Integrated (5.1%)
775	CMS Energy Corp.	6.25	02/01/20	794,787
22	CMS Energy Corp.	6.30	02/01/12	23,390
750	EDP Finance BV (144A) (Netherlands) (a)	4.90	10/01/19	640,418
1,175	Enel Finance International SA (144A) (Luxembourg) (a)	5.125	10/07/19	1,166,487
800	Entergy Gulf States Louisiana LLC	5.59	10/01/24	848,235
2,100	Exelon Generation Co. LLC	4.00	10/01/20	1,969,149
875	Iberdrola Finance Ireland Ltd. (144A) (Ireland) (a)	5.00	09/11/19	840,494
150	NiSource Finance Corp.	6.125	03/01/22	161,948
965	NiSource Finance Corp.	6.80	01/15/19	1,118,271
1,510	PPL Energy Supply LLC	6.50	05/01/18	1,683,744
230	Progress Energy, Inc.	7.05	03/15/19	273,310
1,150	Puget Energy, Inc. (144A) (a)	6.50	12/15/20	1,133,032
1,200	UIL Holdings Corp.	4.625	10/01/20	1,138,492
				11,791,757
	Electric Utilities (0.9%)
975	FirstEnergy Solutions Corp.	6.05	08/15/21	1,003,542
975	FirstEnergy Solutions Corp.	6.80	08/15/39	947,887
				1,951,429
	Electronic Equipment, Instruments & Components (0.3%)
640	Corning, Inc.	7.25	08/15/36	730,598
	Electronic Parts Distribution (0.3%)
595	Arrow Electronics, Inc.	5.125	03/01/21	570,006
	Energy Equipment & Services (0.8%)
675	Weatherford International Ltd. (Bermuda)	5.125	09/15/20	672,917
900	Weatherford International Ltd. (Bermuda)	9.625	03/01/19	1,156,595
				1,829,512
	Finance - Auto Loans (0.2%)
465	Ford Motor Credit Co. LLC	7.00	04/15/15	500,157

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Finance - Consumer Loans (0.4%)
$510	SLM Corp. (Series A)	5.00%	10/01/13	$511,642
495	SLM Corp. (MTN)	8.00	03/25/20	502,695
				1,014,337
	Finance - Credit Card (0.4%)
780	Capital One Bank USA NA	8.80	07/15/19	960,933
	Finance - Investment Banker/Broker (4.5%)
610	Bear Stearns Cos. LLC (The)	5.55	01/22/17	649,164
200	Jefferies Group, Inc.	3.875	11/09/15	196,795
710	Jefferies Group, Inc.	6.875	04/15/21	739,242
2,610	JPMorgan Chase Capital XXVII (Series AA)	7.00	11/01/39	2,741,414
3,625	Merrill Lynch & Co., Inc. (MTN)	6.875	04/25/18	3,972,790
930	Merrill Lynch & Co., Inc.	7.75	05/14/38	967,975
1,120	TD Ameritrade Holding Corp.	5.60	12/01/19	1,174,929
				10,442,309
	Finance - Other Services (0.5%)
165	NASDAQ OMX Group, Inc. (The)	5.25	01/16/18	166,686
875	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	885,636
				1,052,322
	Food - Baking (0.2%)
490	Grupo Bimbo SAB de CV (144A) (Mexico) (a)	4.875	06/30/20	494,367
	Food - Canned (0.2%)
520	TreeHouse Foods, Inc.	7.75	03/01/18	564,850
	Food - Miscellaneous/Diversified (0.8%)
860	ConAgra Foods, Inc.	7.00	10/01/28	966,621
740	ConAgra Foods, Inc.	8.25	09/15/30	925,277
				1,891,898
	Food - Retail (0.5%)
1,185	Delhaize Group SA (144A) (Belgium) (a)	5.70	10/01/40	1,131,913
	Food Products (1.2%)
1,110	Kraft Foods, Inc.	5.375	02/10/20	1,196,821
700	Kraft Foods, Inc.	6.875	02/01/38	815,435
610	Kraft Foods, Inc.	6.875	01/26/39	713,081
				2,725,337
	Hotels & Motels (0.9%)
565	Choice Hotels International, Inc.	5.70	08/28/20	549,650
405	Hyatt Hotels Corp. (144A) (a)	6.875	08/15/19	443,477
610	Marriott International, Inc.	6.375	06/15/17	683,029
365	Wyndham Worldwide Corp.	5.75	02/01/18	371,680
				2,047,836

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Independent Power Producer (0.1%)
$295	NRG Energy, Inc.	8.50%	06/15/19	$306,063
	Insurance (1.9%)
965	MetLife, Inc. (See Note 6)	10.75	08/01/39	1,296,422
1,025	Principal Financial Group, Inc.	8.875	05/15/19	1,291,532
635	Prudential Financial, Inc. (MTN)	6.625	12/01/37	708,211
1,000	Prudential Financial, Inc. (Series D)	7.375	06/15/19	1,180,944
				4,477,109
	Investment Management/Advisor Services (0.4%)
855	Blackstone Holdings Finance Co. LLC (144A) (a)	6.625	08/15/19	880,322
	Life/Health Insurance (1.8%)
660	Aflac, Inc.	8.50	05/15/19	817,360
745	Lincoln National Corp.	8.75	07/01/19	933,346
1,325	Pacific LifeCorp (144A) (a)	6.00	02/10/20	1,395,013
925	Protective Life Corp.	7.375	10/15/19	1,003,058
				4,148,777
	Machinery - General Industry (0.3%)
620	Roper Industries, Inc.	6.25	09/01/19	687,399
	Media (2.5%)
800	Comcast Corp.	5.15	03/01/20	841,811
820	Comcast Corp.	6.40	05/15/38	879,225
100	Comcast Corp.	6.45	03/15/37	107,195
1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,400,916
375	Time Warner Cable, Inc.	6.75	06/15/39	415,557
155	Time Warner Cable, Inc.	8.25	04/01/19	192,838
610	Time Warner, Inc.	6.50	11/15/36	668,869
545	Time Warner, Inc.	7.70	05/01/32	667,182
455	Viacom, Inc.	6.875	04/30/36	523,718
				5,697,311
	Medical - Biomedical/Genetics (0.5%)
414	Celgene Corp.	3.95	10/15/20	394,390
725	Life Technologies Corp.	6.00	03/01/20	777,948
				1,172,338
	Medical - Drugs (0.1%)
150	Wyeth	6.45	02/01/24	177,107
	Medical - Hospitals (0.2%)
305	HCA, Inc.	8.50	04/15/19	335,500
	Medical Labs & Testing Services (0.2%)
500	Laboratory Corp. of America Holdings	4.625	11/15/20	496,462

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Metal - Aluminum (0.5%)
$530	Alcoa, Inc.	5.87%	02/23/22	$527,605
465	Alcoa, Inc.	6.75	07/15/18	507,413
				1,035,018
	Metal - Copper (0.4%)
845	Southern Copper Corp.	5.375	04/16/20	858,505
	Metals & Mining (0.6%)
820	ArcelorMittal (Luxembourg)	9.85	06/01/19	1,037,898
390	Freeport-McMoRan Copper & Gold, Inc.	8.375	04/01/17	431,967
				1,469,865
	Money Center Banks (0.2%)
505	Lloyds TSB Bank PLC (144A) (United Kingdom) (a)	5.80	01/13/20	499,484
	Multi-line Insurance (5.2%)
1,125	Aegon N.V. (Netherlands)	4.625	12/01/15	1,160,777
1,285	American Financial Group, Inc.	9.875	06/15/19	1,540,747
2,320	American International Group, Inc.	6.40	12/15/20	2,438,652
1,335	CNA Financial Corp.	7.35	11/15/19	1,466,581
1,750	Farmers Insurance Exchange (144A) (a)	8.625	05/01/24	1,920,280
1,195	Genworth Financial, Inc.	7.70	06/15/20	1,266,808
1,250	Hartford Financial Services Group, Inc.	5.50	03/30/20	1,270,301
850	XL Group PLC (Ireland)	5.25	09/15/14	876,570
				11,940,716
	Multiline Retail (0.3%)
210	JC Penney Co., Inc.	5.65	06/01/20	202,125
455	JC Penney Corp., Inc.	6.375	10/15/36	416,325
				618,450
	Multimedia (1.6%)
1,045	NBC Universal, Inc. (144A) (a)	4.375	04/01/21	1,016,349
680	NBC Universal, Inc. (144A) (a)	5.15	04/30/20	706,207
170	News America, Inc.	6.40	12/15/35	183,235
930	News America, Inc.	6.65	11/15/37	1,033,449
370	News America, Inc.	7.85	03/01/39	462,142
335	Vivendi SA (144A) (France) (a)	6.625	04/04/18	373,581
				3,774,963
	Office Electronics (0.4%)
255	Xerox Corp.	5.625	12/15/19	273,828
465	Xerox Corp.	6.35	05/15/18	524,950
				798,778

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Oil Companies - Exploration & Production (2.2%)
$600	Anadarko Petroleum Corp.	6.95%	06/15/19	$674,253
175	Anadarko Petroleum Corp.	8.70	03/15/19	214,037
665	Chesapeake Energy Corp.	7.625	07/15/13	724,019
715	EQT Corp.	8.125	06/01/19	833,209
400	Gazprom Via Gaz Capital SA (144A) (Luxembourg) (a)	6.51	03/07/22	410,000
950	Nexen, Inc. (Canada)	7.50	07/30/39	1,036,309
180	Pioneer Natural Resources Co.	6.65	03/15/17	192,079
480	Plains Exploration & Production Co.	7.625	06/01/18	507,600
535	QEP Resources, Inc.	6.875	03/01/21	564,425
				5,155,931
	Oil Company - Integrated (1.4%)
1,900	BP Capital Markets PLC (United Kingdom)	3.125	10/01/15	1,900,769
950	Petro-Canada (Canada)	5.95	05/15/35	978,958
410	Petrobras International Finance Co. (Cayman Islands)	5.75	01/20/20	427,453
				3,307,180
	Oil Refining & Marketing (0.3%)
700	Valero Energy Corp.	6.125	02/01/20	744,744
	Paper & Related Products (1.5%)
1,225	Georgia-Pacific LLC (144A) (a)	5.40	11/01/20	1,213,414
130	Georgia-Pacific LLC (144A) (a)	8.25	05/01/16	147,388
255	International Paper Co.	7.95	06/15/18	303,879
210	International Paper Co.	9.375	05/15/19	270,535
1,325	MeadWestvaco Corp.	7.375	09/01/19	1,399,602
				3,334,818
	Pipelines (4.5%)
1,350	DCP Midstream Operating LP	3.25	10/01/15	1,329,255
750	El Paso Pipeline Partners Operating Co. LLC	4.10	11/15/15	746,195
1,750	Energy Transfer Partners LP	9.00	04/15/19	2,195,716
275	Enterprise Products Operating LLC	5.25	01/31/20	286,568
1,480	Kinder Morgan Finance Co. ULC (Canada)	5.70	01/05/16	1,505,900
775	Midcontinent Express Pipeline LLC (144A) (a)	6.70	09/15/19	834,333
1,095	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	1,146,421
675	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	838,967
225	Spectra Energy Capital LLC	8.00	10/01/19	274,556
960	Texas Eastern Transmission LP	7.00	07/15/32	1,110,340
				10,268,251
	Property Trust (0.2%)
500	WEA Finance LLC/WT Finance Aust Pty Ltd. (144A) (a)	6.75	09/02/19	557,938

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Real Estate Management & Development (0.4%)
$815	Brookfield Asset Management, Inc. (Canada)	5.80%	04/25/17	$833,681
	Reinsurance (0.5%)
370	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	385,395
775	Reinsurance Group of America, Inc.	6.45	11/15/19	819,339
				1,204,734
	REIT - Diversified (0.7%)
735	Duke Realty LP	6.75	03/15/20	798,771
790	Goodman Funding Pty Ltd. (144A) (Australia) (a)	6.375	11/12/20	759,086
				1,557,857
	REIT - Health Care (0.6%)
860	Health Care, Inc.	6.125	04/15/20	906,897
575	Healthcare Realty Trust, Inc.	5.75	01/15/21	576,169
				1,483,066
	REIT - Office Property (0.1%)
245	BioMed Realty LP (144A) (a)	6.125	04/15/20	259,147
	REIT - Shopping Centers (0.2%)
430	Federal Realty Investment Trust	5.90	04/01/20	456,837
	Retail - Automobile (0.3%)
630	AutoNation, Inc.	6.75	04/15/18	653,625
	Retail - Drug Store (0.7%)
1,509	CVS Pass-Through Trust	6.036	12/10/28	1,551,811
117	CVS Pass-Through Trust (144A) (a)	8.353	07/10/31	139,860
				1,691,671
	Retail - Mail Order (0.3%)
620	QVC, Inc. (144A) (a)	7.125	04/15/17	652,550
	Retail - Restaurants (0.5%)
1,040	Yum! Brands, Inc.	6.875	11/15/37	1,184,163
	Semiconductor Equipment (0.4%)
905	KLA-Tencor Corp.	6.90	05/01/18	996,950
	Special Purpose Entity (0.7%)
800	Capital One Capital VI	8.875	05/15/40	839,000
820	Harley-Davidson Funding Corp. (144A) (a)	6.80	06/15/18	865,020
				1,704,020
	Specialty Retail (0.4%)
955	Home Depot, Inc.	5.875	12/16/36	996,699
	Super-Regional Banks - U.S. (0.4%)
775	KeyCorp (MTN)	6.50	05/14/13	841,893

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Telecommunication Services (1.0%)
$715	Qwest Corp.	6.50%	06/01/17	$779,350
260	Qwest Corp.	6.875	09/15/33	256,750
280	Qwest Corp.	8.375	05/01/16	333,200
545	Sable International Finance Ltd. (144A) (Cayman Islands) (a)	7.75	02/15/17	579,062
305	SBA Telecommunications, Inc.	8.25	08/15/19	334,738
				2,283,100
	Telephone - Integrated (2.1%)
315	Deutsche Telekom International Finance BV (Netherlands)	6.75	08/20/18	373,065
555	Deutsche Telekom International Finance BV (Netherlands)	8.75	06/15/30	747,884
775	Frontier Communications Corp.	8.50	04/15/20	850,563
655	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	694,536
660	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	707,280
1,330	Telefonica Europe BV (Netherlands)	8.25	09/15/30	1,549,245
				4,922,573
	Tobacco (0.7%)
505	Altria Group, Inc.	10.20	02/06/39	732,023
835	Lorillard Tobacco Co.	8.125	06/23/19	930,574
				1,662,597
	Transport - Rail (0.3%)
545	CSX Corp.	6.15	05/01/37	587,936
	Transport - Services (0.2%)
455	Ryder System, Inc. (MTN)	7.20	09/01/15	522,361
	Wireless Equipment (0.5%)
1,070	American Tower Corp.	4.50	01/15/18	1,062,236
	Total Corporate Bonds (Cost $195,207,659)			207,532,708
	Convertible Bonds (4.2%)
	Advertising Agencies (0.2%)
375	Omnicom Group, Inc. (d)	0.00	07/01/38	398,906
	Brewery (0.2%)
330	Molson Coors Brewing Co.	2.50	07/30/13	383,625
	Building - Residential/Commercial (0.2%)
344	DR Horton, Inc. (Series DHI)	2.00	05/15/14	390,440
	Casino Gaming (0.1%)
208	International Game Technology	3.25	05/01/14	241,020

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Coal (0.1%)
$282	Massey Energy Co.	3.25%	08/01/15	$276,713
	Computers - Memory Devices (0.6%)
300	EMC Corp.	1.75	12/01/13	453,375
300	NetApp, Inc.	1.75	06/01/13	536,250
350	SanDisk Corp.	1.00	05/15/13	338,625
				1,328,250
	Containers - Metal & Glass (0.2%)
374	Owens-Brockway Glass Container, Inc. (144A) (a)	3.00	06/01/15	378,207
	Electronic Parts Distribution (0.1%)
300	Tech Data Corp.	2.75	12/15/26	313,875
	Food - Meat Products (0.2%)
294	Tyson Foods, Inc.	3.25	10/15/13	361,988
	Gold Mining (0.2%)
203	Goldcorp, Inc. (Canada)	2.00	08/01/14	248,928
173	Newmont Mining Corp.	1.25	07/15/14	248,904
				497,832
	Internet Security (0.2%)
350	Symantec Corp.	1.00	06/15/13	399,437
	Medical - Biomedical/Genetics (0.3%)
300	Amgen, Inc.	0.375	02/01/13	301,500
300	Life Technologies Corp.	1.50	02/15/24	363,750
				665,250
	Medical - Drugs (0.3%)
300	Allergan Inc	1.50	04/01/26	340,500
300	Cephalon, Inc.	2.50	05/01/14	341,625
				682,125
	Medical - Generic Drugs (0.1%)
300	Mylan, Inc.	1.25	03/15/12	319,125
	Oil Company - Exploration & Production (0.2%)
394	Chesapeake Energy Corp.	2.75	11/15/35	393,015
	Oil Field Machine & Equipment (0.2%)
310	Cameron International Corp.	2.50	06/15/26	451,825
	REIT - Apartments (0.1%)
300	ERP Operating LP	3.85	08/15/26	315,000
	REIT - Diversified (0.1%)
300	Vornado Realty LP	3.875	04/15/25	334,125

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	REIT - Health Care (0.1%)
$300	Health Care REIT, Inc.	4.75%		07/15/27	$333,375
	Retail - Consumer Electron (0.2%)
427	RadioShack Corp. (144A) (a)	2.50		08/01/13	457,424
	Semiconductor Components - Integrated Circuts (0.1%)
300	Linear Technology Corp. (Series A)	3.00		05/01/27	319,500
	Wireless Equipment (0.2%)
351	SBA Communications Corp.	1.875		05/01/13	395,314
	Total Convertible Bonds (Cost $9,307,720)				9,636,371
	Foreign Government Obligations (0.8%)
565	Export-Import Bank of Korea (South Korea)	4.125		09/09/15	575,423
1,345	Korea Development Bank (South Korea)	4.375		08/10/15	1,385,541
	Total Foreign Government Obligations (Cost $1,906,083)				1,960,964
	U.S. Government Agency - Mortgage-Backed Security (0.0%)
1	Federal Home Loan Mortgage Corp. (PC) Gold (Cost $1,482)	6.50		12/01/28	1,604
	Municipal Bond (0.3%)
	General Obligation
600	State of California - Various Purpose (Cost $602,409)	5.95		04/01/16	635,628
	Commercial Mortgage-Backed Securities (1.0%)
	Private Issues (1.0%)
475	Banc of America Commercial Mortgage, Inc. 2007-4 A4	5.742	(b)	02/10/51	506,734
850	Bear Stearns Commercial Mortgage Securities 2007-T26 A4	5.471	(b)	01/12/45	908,472
930	LB-UBS Commercial Mortgage Trust 2006-C6 A4 2006-C6 A4	5.372		09/15/39	996,303
	Total Commercial Mortgage-Backed Securities (Cost $1,894,554)				2,411,509

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		Value
	Convertible Preferred Stocks (0.5%)
	Diversified Financial Services (0.2%)
350	Bank of America Corp. (Series L) $72.50	$334,940
	Household Durables (0.3%)
7,300	Stanley Black & Decker, Inc. (e)	795,547
	Total Convertible Preferred Stocks (Cost $1,090,418)	1,130,487

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (2.0%)
	U.S. Government Obligation (f)(g) (0.5%)
$1,260	U.S. Treasury Bill (Cost $1,259,878)	0.134%	01/27/11	1,259,878
NUMBER OF SHARES (000)
	Investment Company (1.5%)
3,382	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $3,382,277)			3,382,277
	Total Short-Term Investments (Cost $4,642,155)			4,642,155
	Total Investments (Cost $214,652,480) (i)(j)		98.8%	227,951,426
	Other Assets in Excess of Liabilities		1.2	2,733,262
	Net Assets		100.0%	$230,684,688

  MTN  Medium Term Note.

  PC  Participation Certificate.

  REIT  Real Estate Investment Trust.

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Floating rate security. Rate shown is the rate in effect at December 31, 2010.

  (c)  Security issued with perpetual maturity.

  (d)  Capital appreciation bond.

  (e)  Non-income producing security.

  (f)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (g)  A portion of this security has been physically segregated in connection with open futures and swap contracts.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

  (i)  Securities have been designated as collateral in connection with open futures and swap contracts.

  (j)  The aggregate cost for federal income tax purposes is $215,100,198. The aggregate gross unrealized appreciation is $14,011,606 and the aggregate gross unrealized depreciation is $1,160,378 resulting in net unrealized appreciation of $12,851,228.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2010:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
337	Long	U.S. Treasury Notes 5 Year, March 2011	$39,671,219	$(441,469)
105	Long	U.S. Treasury Notes 2 Year, March 2011	22,985,157	(51,586)
19	Short	U.S. Treasury Bonds 20 Year, March 2011	(2,320,375)	86,780
359	Short	U.S. Treasury Notes 10 Year, March 2011	(43,237,062)	872,495
Net Unrealized Appreciation				$466,220

CREDIT DEFAULT SWAP CONTRACTS OPEN AT DECEMBER 31, 2010:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+
								(unaudited)
Barclays Capital Whirlpool Corp.	Buy	$450	1.00%	June 20, 2014	$(21,141)	$24,264	$3,123	BBB-

  +  Credit rating as issued by Standard & Poor's.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2010 continued

INTEREST RATE SWAP CONTRACTS OPEN AT DECEMBER 31, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America, N.A.	$3,270	3 Month LIBOR	Receive	4.058%	12/09/40	$33,518
Bank of America, N.A.	3,270	3 Month LIBOR	Receive	4.37	12/20/40	(146,529)
Bank of America, N.A.***	13,420	3 Month LIBOR	Pay	4.795	12/09/20	(21,875)
Bank of America, N.A.***	13,380	3 Month LIBOR	Pay	5.27	12/20/20	226,122
Credit Suisse Group	21,865	3 Month LIBOR	Receive	0.80	10/28/13	232,862
Credit Suisse Group	9,160	3 Month LIBOR	Pay	2.098	10/28/17	(395,987)
Goldman Sachs International	3,200	3 Month LIBOR	Receive	4.015	12/07/40	56,736
Goldman Sachs International***	13,430	3 Month LIBOR	Pay	4.67	12/07/20	(87,832)
Net Unrealized Depreciation						$(102,985)

  ***  Forward interest rate swap. Periodic payments on specified notional amount with future effective date, unless terminated earlier.

  LIBOR  London Interbank Offered Rate.

LONG TERM CREDIT ANALYSIS (unaudited)

AAA	1.4%
AA	8.1
A	28.8
BBB	48.9
BB	10.0
B or BELOW	2.8
	100.0	%++

  ++  Does not include open long/short futures contracts with an underlying face amount of $108,213,813 with net unrealized appreciation of $466,220. Also does not include open swap contracts with net unrealized depreciation of $124,126.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (97.2%) Australia (4.4%)
	Airports
130,645	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$251,212
280,513	MAP Group (Stapled Securities) (a)	857,856
		1,109,068
	Diversified
156,400	DUET Group (Stapled Securities) (a)(b)	269,542
	Oil & Gas Storage & Transportation
105,100	APA Group (Stapled Securities) (a)	435,359
	Toll Roads
229,100	Transurban Group (Stapled Securities) (a)	1,199,734
	Transmission & Distribution
301,706	Spark Infrastructure Group	350,243
	Total Australia	3,363,946
	Brazil (0.5%)
	Water
7,800	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	412,464
	Canada (14.1%)
	Oil & Gas Storage & Transportation
80,140	Enbridge, Inc.	4,535,329
144,350	TransCanada Corp.	5,515,294
		10,050,623
	Ports
10,150	Westshore Terminals Income Fund (Units) (b)	234,584
	Transmission & Distribution
17,420	Fortis, Inc.	595,325
	Total Canada	10,880,532

NUMBER OF SHARES		VALUE
	China (5.1%)
	Oil & Gas Storage & Transportation
198,000	Beijing Enterprises Holdings Ltd. (c)	$1,227,820
340,000	China Gas Holdings Ltd. (c)(e)	148,286
204,000	ENN Energy Holdings Ltd. (c)	611,517
		1,987,623
	Ports
258,327	China Merchants Holdings International Co., Ltd. (c)	1,020,307
	Toll Roads
809,000	Jiangsu Expressway Co., Ltd. (H Shares) (c)	926,320
	Total China	3,934,250
	France (6.4%)
	Airports
5,300	Aeroports de Paris (ADP)	418,360
	Communications
23,530	Eutelsat Communications	861,233
108,367	SES SA	2,579,822
		3,441,055
	Toll Roads
126,627	Groupe Eurotunnel SA	1,113,420
	Total France	4,972,835
	Germany (0.7%)
	Airports
9,025	Fraport AG Frankfurt Airport Services Worldwide	568,759
	Hong Kong (2.8%)
	Oil & Gas Storage & Transportation
930,000	Hong Kong & China Gas Co., Ltd.	2,191,951
	Italy (5.2%)
	Oil & Gas Storage & Transportation
221,998	Snam Rete Gas SpA	1,103,567
	Toll Roads

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
99,268	Atlantia SpA	$2,025,607
	Transmission & Distribution
214,500	Terna Rete Elettrica Nazionale SpA	905,777
	Total Italy	4,034,951
	Japan (0.4%)
	Airports
18,100	Japan Airport Terminal Co., Ltd.	279,336
	Mexico (1.6%)
	Airports
17,400	Grupo Aeroportuario del Pacifico SAB de CV (ADR)	706,614
8,900	Grupo Aeroportuario del Sureste SAB de CV (ADR)	502,405
	Total Mexico	1,209,019
	Netherlands (0.4%)
	Oil & Gas Storage & Transportation
6,502	Koninklijke Vopak N.V.	307,145
	New Zealand (0.5%)
	Airports
219,680	Auckland International Airport Ltd.	373,160
	Spain (6.2%)
	Diversified
81,223	Ferrovial SA	806,988
	Oil & Gas Storage & Transportation
21,885	Enagas	436,191
	Toll Roads
195,976	Abertis Infraestructuras SA	3,523,655
	Total Spain	4,766,834
	Switzerland (0.5%)
	Airports
936	Flughafen Zuerich AG	382,409
	United Kingdom (10.7%)

NUMBER OF SHARES		VALUE
	Transmission & Distribution
618,900	National Grid PLC	$5,336,010
	Water
65,400	Pennon Group PLC	652,572
37,900	Severn Trent PLC	873,343
147,600	United Utilities Group PLC	1,362,320
		2,888,235
	Total United Kingdom	8,224,245
	United States (37.7%)
	Communications
92,190	American Tower Corp. (Class A) (d)	4,760,691
69,620	Crown Castle International Corp. (d)	3,051,445
34,630	SBA Communications Corp. (Class A) (d)	1,417,752
		9,229,888
	Diversified
161,930	Centerpoint Energy, Inc.	2,545,540
	Oil & Gas Storage & Transportation
7,340	AGL Resources, Inc.	263,139
17,030	Atmos Energy Corp.	531,336
19,041	Kinder Morgan Management LLC (d)	1,273,462
5,090	New Jersey Resources Corp.	219,430
56,810	NiSource, Inc.	1,000,992
23,440	Oneok, Inc.	1,300,217
32,990	Southern Union Co.	794,069
6,650	Southwest Gas Corp.	243,855
151,936	Spectra Energy Corp.	3,796,881
		9,423,381
	Transmission & Distribution
40,890	Consolidated Edison, Inc.	2,026,917
35,850	ITC Holdings Corp.	2,221,983
49,080	Northeast Utilities	1,564,671
9,710	NorthWestern Corp.	279,939
21,180	NSTAR	893,584
		6,987,094

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Water
15,810	American Water Works Co., Inc.	$399,835
22,620	Aqua America, Inc.	508,498
		908,333
	Total United States	29,094,236
	Total Common Stocks (Cost $66,265,658)	74,996,072
NUMBER OF SHARES (000)
	Short-Term Investment (2.6%)
	Investment Company
2,008	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $2,007,943)	2,007,943
Total Investments (Cost $68,273,601) (f)	99.8%	77,004,015
Other Assets in Excess of Liabilities	0.2	192,639
Net Assets	100.0%	$77,196,654

ADR  American Depositary Receipt.

  (a)  Comprised of securities in separate entities that are traded as a single stapled security.

  (b)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (c)  Security trades on the Hong Kong exchange.

  (d)  Non-income producing security.

  (e)  Illiquid security.

  (f)  The aggregate cost for federal income tax purposes is $68,489,632. The aggregate gross unrealized appreciation is $9,580,077 and the aggregate gross unrealized depreciation is $1,065,694 resulting in net unrealized appreciation of $8,514,383.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$25,935,840	33.7%
Transmission & Distribution	14,174,449	18.4
Communications	12,670,943	16.5
Toll Roads	8,788,736	11.4
Airports	4,340,111	5.6
Water	4,209,032	5.5
Diversified	3,622,070	4.7
Investment Company	2,007,943	2.6
Ports	1,254,891	1.6
	$77,004,015	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (96.3%) Belgium (2.0%)
	Chemicals
28,257	Umicore	$1,469,622
	Finland (2.2%)
	Machinery
28,452	Kone Oyj (Class B)	1,581,659
	France (10.0%)
	Commercial Banks
25,988	BNP Paribas	1,653,400
22,707	Societe Generale	1,220,418
		2,873,818
	Electrical Equipment
12,901	Schneider Electric SA	1,930,849
	Hotels, Restaurants & Leisure
23,390	Accor SA	1,040,834
	Multi-Utilities
39,028	GDF Suez	1,400,320
	Total France	7,245,821
	Germany (13.4%)
	Automobiles
18,162	Daimler AG (a)	1,231,219
	Food & Staples Retailing
17,751	Metro AG	1,278,078
	Industrial Conglomerates
19,997	Siemens AG (Registered Shares)	2,477,145
	Insurance
8,173	Muenchener Rueckversicherungs AG (Registered Shares)	1,239,062
	Machinery
13,198	MAN SE	1,569,481
	Pharmaceuticals
26,191	Bayer AG	1,935,459
	Total Germany	9,730,444

NUMBER OF SHARES		VALUE
	Luxembourg (2.0%)
	Metals & Mining
38,912	ArcelorMittal (b)	$1,475,716
	Netherlands (1.7%)
	Diversified Telecommunication Services
82,885	Koninklijke KPN N.V.	1,209,499
	Portugal (1.3%)
	Oil, Gas & Consumable Fuels
49,664	Galp Energia SGPS SA (Class B)	951,695
	Spain (1.6%)
	Commercial Banks
115,328	Banco Bilbao Vizcaya Argentaria SA	1,165,101
	Switzerland (13.4%)
	Food Products
65,498	Nestle SA (Registered Shares)	3,835,311
	Insurance
6,037	Zurich Financial Services AG	1,563,809
	Pharmaceuticals
40,075	Novartis AG (Registered Shares)	2,355,210
13,724	Roche Holding AG	2,010,896
		4,366,106
	Total Switzerland	9,765,226
	United Kingdom (46.8%)
	Aerospace & Defense
132,082	Rolls-Royce Group PLC (a)	1,282,929
	Commercial Banks
364,155	Barclays PLC	1,485,519
280,857	HSBC Holdings PLC	2,851,044
		4,336,563
	Diversified Telecommunication Services
385,691	TalkTalk Telecom Group PLC	962,123

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Food & Staples Retailing
263,859	WM Morrison Supermarkets PLC	$1,100,852
	Household Products
27,294	Reckitt Benckiser Group PLC	1,500,021
	Insurance
124,691	Prudential PLC	1,298,622
	Media
132,082	Reed Elsevier PLC	1,115,098
	Metals & Mining
47,246	Anglo American PLC	2,456,954
	Oil, Gas & Consumable Fuels
112,647	BG Group PLC	2,276,123
300,222	BP PLC (a)	2,179,114
76,892	Royal Dutch Shell PLC (Class A)	2,563,666
65,734	Tullow Oil PLC	1,292,338
		8,311,241
	Pharmaceuticals
99,950	GlaxoSmithKline PLC	1,932,304
	Professional Services
108,320	Experian PLC	1,347,667
	Specialty Retail
192,765	Carphone Warehouse Group PLC (a)	1,187,876
2,106,919	Dixons Retail PLC (a)	752,894
		1,940,770
	Tobacco
55,404	British American Tobacco PLC	2,127,966
52,308	Imperial Tobacco Group PLC	1,604,960
		3,732,926
	Wireless Telecommunication Services
1,036,116	Vodafone Group PLC	2,678,329
	Total United Kingdom	33,996,399

NUMBER OF SHARES		VALUE
	United States (1.9%)
	Auto Components
17,007	Autoliv, Inc. (SDR)	$1,347,785
	Total Common Stocks (Cost $57,566,458)	69,938,967
	Preferred Stock (1.8%) Germany
	Health Care Equipment & Supplies
15,574	Fresenius SE (Cost $1,226,434)	1,333,403
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (1.7%) Securities Held as Collateral on Loaned Securities (0.1%)
	Repurchase Agreements (0.0%)
$6,348	Barclays Capital, Inc. (0.20%, dated 12/31/10, due 01/03/11; proceeds $6,349; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $6,475)	6,348
3,480	Deutsche Bank Securities, Inc. (0.28%, dated 12/31/10, due 01/03/11; proceeds $3,480; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $3,550)	3,480
	Total Repurchase Agreements (Cost $9,828)	9,828

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (0.1%)
33	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $33,112)	$33,112
	Total Securities Held as Collateral on Loaned Securities (Cost $42,940)	42,940
	Investment Company (1.6%)
1,154	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,153,934)	1,153,934
	Total Short-Term Investments (Cost $1,196,874)	1,196,874

		VALUE
Total Investments (Cost $59,989,766) (c)(d)	99.8%	$72,469,244
Other Assets in Excess of Liabilities	0.2	176,298
Net Assets	100.0%	$72,645,542

SDR  Swedish Depositary Receipt.

  (a)  Non-income producing security.

  (b)  All or a portion of this security was on loan at December 31, 2010.

  (c)  Securities have been designated as collateral in connection with open foreign currency exchange contracts.

  (d)  The aggregate cost for federal income tax purposes is $60,736,312. The aggregate gross unrealized appreciation is $15,690,967 and the aggregate gross unrealized depreciation is $3,958,035 resulting in net unrealized appreciation of $11,732,932.

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2010:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
State Street Bank and Trust Co.	GBP	2,285,000	EUR	2,707,859	01/05/2011	$56,136
State Street Bank and Trust Co.	EUR	2,684,250	GBP	2,285,000	01/05/2011	(24,586)
State Street Bank and Trust Co.	GBP	2,365,000	EUR	2,777,562	02/04/2011	25,186
Net Unrealized Appreciation						$56,736

Currency Abbreviations:

EUR  Euro.

GBP  British Pound.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2010 continued

SUMMARY OF INVESTMENTS

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	$9,262,936	12.8%
Commercial Banks	8,375,482	11.6
Pharmaceuticals	8,233,869	11.4
Insurance	4,101,493	5.7
Metals & Mining	3,932,670	5.4
Food Products	3,835,311	5.3
Tobacco	3,732,926	5.1
Machinery	3,151,140	4.3
Wireless Telecommunication Services	2,678,329	3.7
Industrial Conglomerates	2,477,145	3.4
Food & Staples Retailing	2,378,930	3.3
Diversified Telecommunication Services	2,171,622	3.0
Specialty Retail	1,940,770	2.7
Electrical Equipment	1,930,849	2.7
Household Products	1,500,021	2.1

SUMMARY OF INVESTMENTS

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Chemicals	$1,469,622		2.0%
Multi-Utilities	1,400,320		1.9
Auto Components	1,347,785		1.9
Professional Services	1,347,667		1.9
Health Care Equipment & Supplies	1,333,403		1.8
Aerospace & Defense	1,282,929		1.8
Automobiles	1,231,219		1.7
Investment Company	1,153,934		1.6
Media	1,115,098		1.5
Hotels, Restaurants & Leisure	1,040,834		1.4
	$72,426,304	^	100.0%

^  Does not reflect the value of securities held as collateral on loaned securities, and does not include open foreign currency exchange contracts with net unrealized appreciation of $56,736.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Capital Opportunities

Portfolio of Investments ■ December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (95.8%)
	Air Freight & Logistics (2.2%)
116,504	Expeditors International of Washington, Inc.	$6,361,118
	Capital Markets (3.1%)
109,046	Greenhill & Co., Inc.	8,906,877
	Chemicals (2.9%)
118,809	Monsanto Co.	8,273,859
	Commercial Services & Supplies (2.6%)
320,753	Edenred (France) (a)	7,593,093
	Computers & Peripherals (6.9%)
61,516	Apple, Inc. (a)	19,842,601
	Distributors (2.9%)
1,454,000	Li & Fung Ltd. (Bermuda) (b)	8,436,522
	Diversified Financial Services (7.3%)
899,520	BM&F Bovespa SA (Brazil)	7,114,878
206,649	Leucadia National Corp.	6,030,018
205,122	MSCI, Inc. (Class A) (a)	7,991,553
		21,136,449
	Food Products (2.5%)
113,202	Mead Johnson Nutrition Co.	7,046,824
	Health Care Technology (2.2%)
156,339	athenahealth, Inc. (a)	6,406,772
	Hotels, Restaurants & Leisure (9.2%)
172,668	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	6,984,421
252,017	Las Vegas Sands Corp. (a)	11,580,181
165,755	PF Chang's China Bistro, Inc.	8,032,487
		26,597,089
	Information Technology Services (2.7%)
191,314	Teradata Corp. (a)	7,874,484
	Internet & Catalog Retail (9.6%)
114,138	Amazon.com, Inc. (a)	20,544,840
39,478	NetFlix, Inc. (a)	6,936,285
		27,481,125

NUMBER OF SHARES		VALUE
	Internet Software & Services (11.3%)
89,779	Baidu, Inc. (ADR) (Cayman Islands) (a)	$8,666,367
262,883	Facebook, Inc. (a)(c)(d)	5,231,372
25,353	Google, Inc. (Class A) (a)	15,058,921
167,300	Tencent Holdings Ltd. (Cayman Islands) (b)	3,635,366
		32,592,026
	Life Sciences Tools & Services (5.2%)
139,045	Illumina, Inc. (a)	8,807,110
94,068	Techne Corp.	6,177,446
		14,984,556
	Media (2.1%)
100,297	Naspers Ltd. (Class N) (South Africa)	5,906,675
	Metals & Mining (5.2%)
7,039,774	Lynas Corp. Ltd. (Australia) (a)	14,832,552
	Oil, Gas & Consumable Fuels (4.4%)
97,071	Range Resources Corp.	4,366,254
173,904	Ultra Petroleum Corp. (Canada) (a)	8,307,394
		12,673,648
	Professional Services (5.0%)
135,829	CoStar Group, Inc. (a)	7,818,317
194,113	Verisk Analytics, Inc. (Class A) (a)	6,615,371
		14,433,688
	Real Estate Management & Development (4.0%)
349,106	Brookfield Asset Management, Inc. (Class A) (Canada)	11,621,739
	Semiconductors & Semiconductor Equipment (1.9%)
241,304	Tessera Technologies, Inc. (a)	5,344,884

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Capital Opportunities

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Software (2.6%)
57,118	Salesforce.com, Inc. (a)	$7,539,576
	Total Common Stocks (Cost $190,892,292)	275,886,157
	Convertible Preferred Stock (0.5%)
	Alternative Energy
488,605	Better Place, Inc. (Cost $1,465,815) (a)(c)(d)	1,465,815
NUMBER OF SHARES (000)
	Short-Term Investment (3.8%)
	Investment Company
10,848	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $10,848,140)	10,848,140
Total Investments (Cost $203,206,247) (e)	100.1%	288,200,112
Liabilities in Excess of Other Assets	(0.1)	(344,052)
Net Assets	100.0%	$287,856,060

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  At December 31, 2010, the Portfolio held fair valued securities valued at $6,697,187, representing 2.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  The aggregate cost for federal income tax purposes is $204,156,309. The aggregate gross unrealized appreciation is $92,516,355 and the aggregate gross unrealized depreciation is $8,472,552 resulting in net unrealized appreciation of $84,043,803.

SUMMARY OF INVESTMENTS

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$32,592,026	11.3%
Internet & Catalog Retail	27,481,125	9.5
Hotels, Restaurants & Leisure	26,597,089	9.2
Diversified Financial Services	21,136,449	7.3
Computers & Peripherals	19,842,601	6.9
Life Sciences Tools & Services	14,984,556	5.2
Metals & Mining	14,832,552	5.2
Professional Services	14,433,688	5.0
Oil, Gas & Consumable Fuels	12,673,648	4.4
Real Estate Management & Development	11,621,739	4.0
Investment Company	10,848,140	3.8
Capital Markets	8,906,877	3.1
Distributors	8,436,522	2.9
Chemicals	8,273,859	2.9
Computers - Integrated System	7,874,484	2.7
Commercial Services & Supplies	7,593,093	2.6
Software	7,539,576	2.6
Food Products	7,046,824	2.5
Health Care Technology	6,406,772	2.2
Air Freight & Logistics	6,361,118	2.2
Media	5,906,675	2.1
Semiconductors & Semiconductor Equipment	5,344,884	1.9
Alternative Energy	1,465,815	0.5
	$288,200,112	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (96.0%)
	Air Freight & Logistics (2.3%)
14,308	Expeditors International of Washington, Inc.	$781,217
	Capital Markets (3.1%)
13,121	Greenhill & Co., Inc.	1,071,723
	Chemicals (2.9%)
14,296	Monsanto Co.	995,573
	Commercial Services & Supplies (2.7%)
39,244	Edenred (France) (a)	929,012
	Computers & Peripherals (7.0%)
7,402	Apple, Inc. (a)	2,387,589
	Distributors (3.0%)
178,000	Li & Fung Ltd. (Bermuda) (b)	1,032,807
	Diversified Financial Services (7.5%)
110,064	BM&F Bovespa SA (Brazil)	870,566
24,866	Leucadia National Corp.	725,590
24,682	MSCI, Inc. (Class A) (a)	961,611
		2,557,767
	Food Products (2.5%)
13,621	Mead Johnson Nutrition Co.	847,907
	Health Care Technology (2.3%)
18,812	athenahealth, Inc. (a)	770,916
	Hotels, Restaurants & Leisure (9.4%)
21,205	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	857,742
29,950	Las Vegas Sands Corp. (a)	1,376,203
20,356	PF Chang's China Bistro, Inc.	986,452
		3,220,397
	Information Technology Services (2.8%)
23,495	Teradata Corp. (a)	967,054
	Internet & Catalog Retail (9.7%)
13,734	Amazon.com, Inc. (a)	2,472,120
4,856	NetFlix, Inc. (a)	853,199
		3,325,319

NUMBER OF SHARES		VALUE
	Internet Software & Services (9.7%)
10,803	Baidu, Inc. (ADR) (Cayman Islands) (a)	$1,042,814
3,051	Google, Inc. (Class A) (a)	1,812,202
20,400	Tencent Holdings Ltd. (Cayman Islands) (b)	443,284
		3,298,300
	Life Sciences Tools & Services (5.3%)
17,076	Illumina, Inc. (a)	1,081,594
11,319	Techne Corp.	743,319
		1,824,913
	Media (2.1%)
12,220	Naspers Ltd. (Class N) (South Africa)	719,658
	Metals & Mining (5.2%)
847,091	Lynas Corp. Ltd. (Australia) (a)	1,784,790
	Oil, Gas & Consumable Fuels (4.6%)
11,921	Range Resources Corp.	536,207
21,357	Ultra Petroleum Corp. (Canada) (a)	1,020,224
		1,556,431
	Professional Services (5.1%)
16,344	CoStar Group, Inc. (a)	940,761
23,839	Verisk Analytics, Inc. (Class A) (a)	812,433
		1,753,194
	Real Estate Management & Development (4.2%)
42,874	Brookfield Asset Management, Inc. (Class A) (Canada)	1,427,276
	Semiconductors & Semiconductor Equipment (1.9%)
29,036	Tessera Technologies, Inc. (a)	643,147

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Software (2.7%)
6,989	Salesforce.com, Inc. (a)	$922,548
	Total Common Stocks (Cost $22,367,196)	32,817,538
	Convertible Preferred Stocks (0.5%)
	Alternative Energy
59,090	Better Place, Inc. (Cost $177,270) (a)(c)(d)	177,270
NUMBER OF SHARES (000)
	Short-Term Investment (3.6%)
	Investment Company
1,244	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,244,382)	1,244,382
Total Investments (Cost $23,788,848) (e)	100.1%	34,239,190
Liabilities in Excess of Other Assets	(0.1)	(48,655)
Net Assets	100.0%	$34,190,535

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  At December 31, 2010, the Portfolio held fair valued securities valued at $177,270, representing 0.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  The aggregate cost for federal income tax purposes is $23,822,115. The aggregate gross unrealized appreciation is $11,438,858 and the aggregate gross unrealized depreciation is $1,021,783 resulting in net unrealized appreciation of $10,417,075.

SUMMARY OF INVESTMENTS

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet & Catalog Retail	$3,325,319	9.7%
Internet Software & Services	3,298,300	9.6
Hotels, Restaurants & Leisure	3,220,397	9.4
Diversified Financial Services	2,557,767	7.5
Computers & Peripherals	2,387,589	7.0
Life Sciences Tools & Services	1,824,913	5.3
Metals & Mining	1,784,790	5.2
Professional Services	1,753,194	5.1
Oil, Gas & Consumable Fuels	1,556,431	4.6
Real Estate Management & Development	1,427,276	4.2
Investment Company	1,244,382	3.6
Capital Markets	1,071,723	3.1
Distributors	1,032,807	3.0
Chemicals	995,573	2.9
Information Technology Services	967,054	2.8
Commercial Services & Supplies	929,012	2.7
Software	922,548	2.7
Food Products	847,907	2.5
Air Freight & Logistics	781,217	2.3
Health Care Technology	770,916	2.3
Media	719,658	2.1
Semiconductors & Semiconductor Equipment	643,147	1.9
Alternative Energy	177,270	0.5
	$34,239,190	100.0%
See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (71.5%)
	Aerospace & Defense (3.2%)
47,930	Northrop Grumman Corp.	$3,104,905
60,130	Raytheon Co.	2,786,424
		5,891,329
	Capital Markets (1.3%)
14,000	Goldman Sachs Group, Inc. (The)	2,354,240
	Chemicals (2.3%)
84,385	EI Du Pont de Nemours & Co.	4,209,124
	Commercial Services & Supplies (2.9%)
146,995	Waste Management, Inc.	5,419,706
	Communications Equipment (1.3%)
119,000	Cisco Systems, Inc. (a)	2,407,370
	Computers & Peripherals (5.1%)
176,000	Dell, Inc. (a)	2,384,800
60,000	Hewlett-Packard Co.	2,526,000
30,270	International Business Machines Corp.	4,442,425
		9,353,225
	Distributors (2.1%)
73,965	Genuine Parts Co.	3,797,363
	Diversified Financial Services (4.0%)
500,000	Citigroup, Inc. (See Note 6) (a)	2,365,000
116,445	JPMorgan Chase & Co.	4,939,597
		7,304,597
	Diversified Telecommunication Services (3.1%)
158,955	Verizon Communications, Inc.	5,687,410
	Food Products (3.8%)
156,470	Archer-Daniels-Midland Co.	4,706,618
67,670	Campbell Soup Co.	2,351,532
		7,058,150
	Hotels, Restaurants & Leisure (3.9%)
46,850	McDonald's Corp.	3,596,206
73,960	Yum! Brands, Inc.	3,627,738
		7,223,944
	Industrial Conglomerates (2.9%)
294,010	General Electric Co.	5,377,443

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Information Technology Services (2.7%)
107,950	Automatic Data Processing, Inc.	$4,995,926
	Insurance (2.9%)
90,945	Chubb Corp.	5,423,960
	Internet Software & Services (1.4%)
90,000	eBay, Inc. (a)	2,504,700
	Machinery (2.6%)
52,345	Caterpillar, Inc.	4,902,633
	Multi-Utilities (3.4%)
235,500	Centerpoint Energy, Inc.	3,702,060
52,970	Integrys Energy Group, Inc.	2,569,575
		6,271,635
	Multiline Retail (0.8%)
48,390	JC Penney Co., Inc.	1,563,481
	Oil, Gas & Consumable Fuels (8.7%)
59,605	Chevron Corp.	5,438,956
85,950	ConocoPhillips	5,853,195
129,705	Marathon Oil Corp.	4,802,976
		16,095,127
	Pharmaceuticals (4.5%)
173,180	Bristol-Myers Squibb Co.	4,585,806
60,410	Johnson & Johnson	3,736,359
		8,322,165
	Real Estate Investment Trusts (REITs) (2.9%)
42,670	Health Care REIT, Inc.	2,032,799
90,825	Plum Creek Timber Co., Inc.	3,401,396
		5,434,195
	Semiconductors & Semiconductor Equipment (2.1%)
183,805	Intel Corp.	3,865,419
	Software (2.2%)
147,385	Microsoft Corp.	4,114,989
	Specialty Retail (0.5%)
25,735	Home Depot, Inc.	902,269
	Tobacco (0.9%)
27,690	Philip Morris International, Inc.	1,620,696
	Total Common Stocks (Cost $116,182,954)	132,101,096

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (8.7%)
	Advertising Services (0.1%)
$100	WPP Finance (United Kingdom)	8.00%	09/15/14	$115,138
	Aerospace & Defense (0.1%)
20	Bombardier, Inc. (144A) (Canada) (b)	7.50	03/15/18	21,550
40	Bombardier, Inc. (144A) (Canada) (b)	7.75	03/15/20	43,300
76	Systems 2001 Asset Trust (144A) (Cayman Islands) (b)	6.664	09/15/13	83,799
				148,649
	Agricultural Operations (0.0%)
45	Bunge Ltd. Finance Corp.	8.50	06/15/19	52,846
	Airlines (0.1%)
132	America West Airlines LLC (Series 011G) (AMBAC Insd)	7.10	04/02/21	131,414
	Auto - Cars/Light Trucks (0.1%)
60	Daimler Finance North America LLC	7.30	01/15/12	63,765
35	Nissan Motor Acceptance Corp. (144A) (b)	4.50	01/30/15	36,375
				100,140
	Beverages (0.0%)
25	Anheuser-Busch InBev Worldwide, Inc. (144A) (b)	5.375	11/15/14	27,568
50	Anheuser-Busch InBev Worldwide, Inc. (144A) (b)	7.20	01/15/14	57,219
				84,787
	Beverages - Wine/Spirits (0.0%)
25	Constellation Brands, Inc.	7.25	09/01/16	26,625
	Building Product - Cement/Aggregation (0.1%)
75	CRH America, Inc.	6.00	09/30/16	80,127
30	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (b)	6.00	12/30/19	31,207
55	Lafarge SA (144A) (France) (b)	5.50	07/09/15	57,209
				168,543
	Building Societies (0.1%)
170	Nationwide Building Society (144A) (United Kingdom) (b)	6.25	02/25/20	177,460
	Cable/Satellite TV (0.1%)
15	COX Communications, Inc. (144A) (b)	8.375	03/01/39	19,500
25	CSC Holdings LLC	7.625	07/15/18	27,250
30	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	5.875	10/01/19	32,662
30	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625	05/15/16	33,299
40	DISH DBS Corp.	7.125	02/01/16	41,500
				154,211

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Capital Markets (0.3%)
$305	Goldman Sachs Group, Inc. (The)	6.15%	04/01/18	$336,359
80	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	82,047
60	Goldman Sachs Group, Inc. (The)	7.50	02/15/19	70,069
125	Macquarie Group Ltd. (144A) (Australia) (b)	6.00	01/14/20	125,706
				614,181
	Casino Gaming (0.1%)
100	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	108,750
	Chemicals (0.1%)
110	Mosaic Co. (The) (144A) (b)	7.625	12/01/16	118,388
	Chemicals - Specialty (0.0%)
60	Albemarle Corp.	4.50	12/15/20	59,170
	Commercial Banks (1.1%)
175	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	197,985
110	Commonwealth Bank of Australia (144A) (Australia) (b)	5.00	10/15/19	115,344
160	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (144A) (Netherlands) (b)	4.75	01/15/20	165,969
100	Credit Agricole SA (144A) (France) (b)	3.50	04/13/15	100,764
25	Credit Suisse (Switzerland)	6.00	02/15/18	26,846
240	Credit Suisse AG (Switzerland)	5.40	01/14/20	245,541
130	HBOS PLC (144A) (United Kingdom) (b)	6.75	05/21/18	121,896
100	HSBC Bank PLC (144A) (United Kingdom) (b)	3.50	06/28/15	102,616
105	PNC Funding Corp.	5.125	02/08/20	109,639
60	PNC Funding Corp.	6.70	06/10/19	69,194
50	Regions Financial Corp.	5.75	06/15/15	48,985
100	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875	03/16/15	102,389
100	Standard Chartered Bank (144A) (United Kingdom) (b)	6.40	09/26/17	107,149
100	Svenska Handelsbanken AB (144A) (Sweden) (b)	5.125	03/30/20	104,305
270	Wells Fargo & Co.	5.625	12/11/17	299,372
75	Westpac Banking Corp. (Australia)	3.00	08/04/15	75,460
				1,993,454
	Commercial Services & Supplies (0.0%)
80	Waste Management, Inc.	6.125	11/30/39	85,914
	Computers & Peripherals (0.1%)
100	International Business Machines Corp.	7.625	10/15/18	127,491

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Consulting Services (0.0%)
$50	SAIC, Inc. (144A) (b)	5.95%	12/01/40	$50,879
	Consumer Finance (0.1%)
70	American Express Co.	8.125	05/20/19	87,233
	Distribution/Wholesale (0.0%)
45	Ingram Micro, Inc.	5.25	09/01/17	45,603
	Diversified Financial Services (0.8%)
135	Bank of America Corp. (Series L)	5.65	05/01/18	138,145
145	Bank of America Corp.	5.75	12/01/17	151,105
110	Citigroup, Inc. (See Note 6)	5.875	05/29/37	107,968
185	Citigroup, Inc. (See Note 6)	6.125	11/21/17	203,025
70	Citigroup, Inc. (See Note 6)	6.125	05/15/18	76,801
70	Citigroup, Inc. (See Note 6)	8.50	05/22/19	87,037
160	General Electric Capital Corp.	5.625	05/01/18	174,746
280	General Electric Capital Corp. (Series G)	6.00	08/07/19	312,055
20	JPMorgan Chase & Co.	3.40	06/24/15	20,416
80	JPMorgan Chase & Co.	4.25	10/15/20	78,286
15	JPMorgan Chase & Co.	4.95	03/25/20	15,427
30	JPMorgan Chase & Co.	6.00	01/15/18	33,551
				1,398,562
	Diversified Manufactured Operation (0.1%)
90	Cooper US, Inc.	5.25	11/15/12	96,703
	Diversified Minerals (0.2%)
100	Anglo American Capital PLC (144A) (United Kingdom) (b)	9.375	04/08/19	134,721
70	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19	94,160
60	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	64,206
15	Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	16,649
				309,736
	Diversified Telecommunication Services (0.2%)
95	AT&T, Inc.	6.15	09/15/34	98,420
125	AT&T, Inc.	6.30	01/15/38	132,307
15	Verizon Communications, Inc.	5.85	09/15/35	15,567
80	Verizon Communications, Inc.	6.35	04/01/19	92,484
65	Verizon Communications, Inc.	8.95	03/01/39	92,926
				431,704
	E-Commerce/Services (0.0%)
55	Expedia, Inc.	5.95	08/15/20	55,550

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electric - Integrated (0.5%)
$120	CMS Energy Corp.	6.25%	02/01/20	$123,064
50	EDF SA (144A) (France) (b)	4.60	01/27/20	51,768
125	Enel Finance International SA (144A) (Luxembourg) (b)	5.125	10/07/19	124,094
150	Exelon Generation Co. LLC	5.20	10/01/19	157,198
75	Iberdrola Finance Ireland Ltd. (144A) (Ireland) (b)	5.00	09/11/19	72,042
100	NiSource Finance Corp.	6.125	03/01/22	107,966
75	NiSource Finance Corp.	6.80	01/15/19	86,912
75	Ohio Power Co. (Series M)	5.375	10/01/21	80,021
55	PPL Energy Supply LLC	6.30	07/15/13	60,629
35	PPL Energy Supply LLC	6.50	05/01/18	39,027
80	Progress Energy, Inc.	7.05	03/15/19	95,064
				997,785
	Electric Utilities (0.1%)
140	FirstEnergy Solutions Corp.	6.05	08/15/21	144,098
	Electronic Equipment, Instruments & Components (0.0%)
20	Agilent Technologies, Inc.	5.50	09/14/15	21,747
10	Corning, Inc.	6.625	05/15/19	11,560
20	Corning, Inc.	7.25	08/15/36	22,831
				56,138
	Energy Equipment & Services (0.1%)
85	Weatherford International Ltd. (Bermuda)	9.625	03/01/19	109,234
	Finance - Consumer Loans (0.0%)
60	SLM Corp. (Series A)	5.00	10/01/13	60,193
	Finance - Credit Card (0.1%)
110	American Express Credit Corp. (Series C)	7.30	08/20/13	124,029
	Finance - Investment Banker/Broker (0.4%)
60	Bear Stearns Cos. LLC (The)	6.40	10/02/17	68,497
200	Bear Stearns Cos. LLC (The)	7.25	02/01/18	237,349
225	Merrill Lynch & Co., Inc. (MTN)	6.875	04/25/18	246,587
105	TD Ameritrade Holding Corp.	5.60	12/01/19	110,150
				662,583
	Finance - Other Services (0.0%)
80	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	80,972
	Food - Baking (0.1%)
100	Grupo Bimbo SAB de CV (144A) (Mexico) (b)	4.875	06/30/20	100,891

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Food - Miscellaneous/Diversified (0.1%)
$30	ConAgra Foods, Inc.	7.00%	10/01/28	$33,719
55	ConAgra Foods, Inc.	8.25	09/15/30	68,771
				102,490
	Food - Retail (0.0%)
21	Delhaize Group SA (144A) (Belgium) (b)	5.70	10/01/40	20,059
65	Woolworths Ltd. (144A) (Australia) (b)	4.00	09/22/20	63,070
				83,129
	Food Products (0.1%)
180	Kraft Foods, Inc.	7.00	08/11/37	211,416
	Health Care Providers & Services (0.0%)
60	Medco Health Solutions, Inc.	7.125	03/15/18	70,511
115	UnitedHealth Group, Inc.	6.625	11/15/37	129,441
				199,952
	Hotels & Motels (0.0%)
40	Hyatt Hotels Corp. (144A) (b)	6.875	08/15/19	43,800
	Independent Power Producer (0.0%)
45	NRG Energy, Inc.	8.50	06/15/19	46,688
	Insurance (0.2%)
45	MetLife, Inc. (See Note 6)	7.717	02/15/19	55,334
50	Principal Financial Group, Inc.	8.875	05/15/19	63,002
85	Prudential Financial, Inc. (MTN)	4.75	09/17/15	90,023
40	Prudential Financial, Inc. (MTN)	6.625	12/01/37	44,612
20	Prudential Financial, Inc. (Series D)	7.375	06/15/19	23,619
				276,590
	Life/Health Insurance (0.0%)
75	Pacific LifeCorp (144A) (b)	6.00	02/10/20	78,963
	Media (0.3%)
50	CBS Corp.	8.875	05/15/19	63,002
50	Comcast Corp.	5.15	03/01/20	52,613
45	Comcast Corp.	5.70	05/15/18	49,599
15	Comcast Corp.	6.45	03/15/37	16,079
45	Time Warner Cable, Inc.	6.75	06/15/39	49,867
65	Time Warner Cable, Inc.	8.75	02/14/19	82,837
25	Time Warner, Inc.	4.875	03/15/20	26,084
40	Time Warner, Inc.	5.875	11/15/16	45,205
25	Time Warner, Inc.	7.70	05/01/32	30,605
80	Viacom, Inc.	6.875	04/30/36	92,082
				507,973

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Medical - Biomedical/Genetics (0.1%)
$55	Genzyme Corp. (144A)	3.625%	06/15/15	$56,523
60	Life Technologies Corp.	6.00	03/01/20	64,382
				120,905
	Medical - HMO (0.2%)
160	WellPoint, Inc.	6.375	06/15/37	175,234
	Medical Labs & Testing Services (0.1%)
30	Laboratory Corp. of America Holdings	3.125	05/15/16	29,685
100	Quest Diagnostics, Inc.	6.95	07/01/37	106,374
				136,059
	Metal - Copper (0.0%)
20	Southern Copper Corp.	5.375	04/16/20	20,320
30	Southern Copper Corp.	6.75	04/16/40	31,215
				51,535
	Metals & Mining (0.1%)
15	ArcelorMittal (Luxembourg)	7.00	10/15/39	15,616
50	ArcelorMittal (Luxembourg)	9.85	06/01/19	63,287
30	Freeport-McMoRan Copper & Gold, Inc.	8.375	04/01/17	33,228
				112,131
	Mortgage Banks (0.1%)
100	Abbey National Treasury Services PLC (144A) (United Kingdom) (b)	3.875	11/10/14	99,181
	Multi-line Insurance (0.1%)
75	Aegon N.V. (Netherlands)	4.625	12/01/15	77,385
50	Allstate Corp. (The) (See Note 6)	7.45	05/16/19	60,780
60	Hartford Financial Services Group, Inc.	5.50	03/30/20	60,975
				199,140
	Multiline Retail (0.0%)
25	JC Penney Co., Inc.	5.65	06/01/20	24,062
49	JC Penney Corp., Inc.	6.375	10/15/36	44,835
				68,897
	Multimedia (0.1%)
65	NBC Universal, Inc. (144A) (b)	5.15	04/30/20	67,505
100	News America, Inc.	7.85	03/01/39	124,903
45	Vivendi SA (144A) (France) (b)	6.625	04/04/18	50,183
				242,591

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Office Electronics (0.0%)
$15	Xerox Corp.	5.625%	12/15/19	$16,108
20	Xerox Corp.	6.35	05/15/18	22,578
				38,686
	Oil Companies - Exploration & Production (0.2%)
45	Anadarko Petroleum Corp.	6.95	06/15/19	50,569
35	EQT Corp.	8.125	06/01/19	40,787
100	Gazprom Via Gaz Capital SA (144A) (Luxembourg) (b)	6.51	03/07/22	102,500
30	Pioneer Natural Resources Co.	6.65	03/15/17	32,013
45	QEP Resources, Inc.	6.875	03/01/21	47,475
				273,344
	Oil Company - Integrated (0.0%)
80	Petrobras International Finance Co. (Cayman Islands)	5.75	01/20/20	83,405
	Oil, Gas & Consumable Fuels (0.0%)
75	Hess Corp.	6.00	01/15/40	78,888
	Paper & Related Products (0.1%)
25	International Paper Co.	7.30	11/15/39	28,578
100	International Paper Co.	7.95	06/15/18	119,169
				147,747
	Pipelines (0.4%)
55	CenterPoint Energy Resources Corp.	6.25	02/01/37	57,724
75	Energy Transfer Partners LP	8.50	04/15/14	87,143
35	Enterprise Products Operating LLC	5.25	01/31/20	36,472
90	Enterprise Products Operating LLC (Series N)	6.50	01/31/19	102,354
50	Kinder Morgan Energy Partners LP	5.95	02/15/18	55,146
135	Kinder Morgan Finance Co. ULC (Canada)	5.70	01/05/16	137,363
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	62,818
60	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	74,575
50	Spectra Energy Capital LLC	7.50	09/15/38	58,753
55	Texas Eastern Transmission LP	7.00	07/15/32	63,613
				735,961
	Real Estate Management & Development (0.0%)
45	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	46,031
	Reinsurance (0.1%)
60	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	62,496
60	Reinsurance Group of America, Inc.	6.45	11/15/19	63,433
				125,929

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	REIT - Diversified (0.1%)
$115	Digital Realty Trust LP (144A) (b)	4.50%	07/15/15	$115,826
75	Duke Realty LP	6.75	03/15/20	81,507
20	Vornado Realty LP	4.25	04/01/15	20,209
				217,542
	REIT - Health Care (0.1%)
60	Health Care, Inc.	6.125	04/15/20	63,272
60	Healthcare Realty Trust, Inc.	5.75	01/15/21	60,122
				123,394
	REIT - Office Property (0.0%)
40	BioMed Realty LP (144A) (b)	6.125	04/15/20	42,310
	Retail - Automobile (0.0%)
40	AutoNation, Inc.	6.75	04/15/18	41,500
	Retail - Discount (0.0%)
40	Wal-Mart Stores, Inc.	5.25	09/01/35	40,393
	Retail - Drug Store (0.1%)
149	CVS Pass-Through Trust	6.036	12/10/28	152,865
	Retail - Mail Order (0.0%)
70	QVC, Inc. (144A) (b)	7.125	04/15/17	73,675
	Retail - Restaurants (0.0%)
60	Yum! Brands, Inc.	5.30	09/15/19	63,661
5	Yum! Brands, Inc.	6.875	11/15/37	5,693
				69,354
	Schools (0.0%)
65	Duke University	5.15	04/01/19	70,890
	Semiconductor Equipment (0.0%)
45	KLA-Tencor Corp.	6.90	05/01/18	49,572
	Special Purpose Entity (0.2%)
190	AIG SunAmerica Global Financing VI (144A) (b)	6.30	05/10/11	193,800
140	Farmers Exchange Capital (144A) (b)	7.05	07/15/28	135,611
65	Harley-Davidson Funding Corp. (144A) (b)	6.80	06/15/18	68,569
				397,980
	Specialty Retail (0.1%)
90	Home Depot, Inc.	5.875	12/16/36	93,930
	Super - Regional Banks - U.S. (0.2%)
155	Capital One Financial Corp.	6.75	09/15/17	178,861
95	KeyCorp (MTN)	6.50	05/14/13	103,200
				282,061

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Telecommunication Services (0.1%)
$50	Qwest Corp.	6.50%	06/01/17	$54,500
40	Qwest Corp.	6.875	09/15/33	39,500
45	Qwest Corp.	8.375	05/01/16	53,550
100	Sable International Finance Ltd. (144A) (Cayman Islands) (b)	7.75	02/15/17	106,250
				253,800
	Telephone - Integrated (0.2%)
45	Deutsche Telekom International Finance BV (Netherlands)	8.75	06/15/30	60,639
70	Frontier Communications Corp.	8.50	04/15/20	76,825
30	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	31,811
50	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	53,582
95	Telefonica Europe BV (Netherlands)	8.25	09/15/30	110,660
				333,517
	Therapeutics (0.0%)
60	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (144A) (Ireland) (b)	7.75	09/15/18	60,900
	Tobacco (0.1%)
50	Altria Group, Inc.	4.125	09/11/15	52,335
60	Altria Group, Inc.	9.25	08/06/19	78,426
50	BAT International Finance PLC (144A) (United Kingdom) (b)	9.50	11/15/18	65,895
				196,656
	Transport - Rail (0.1%)
25	CSX Corp.	6.15	05/01/37	26,970
60	Norfolk Southern Corp.	7.25	02/15/31	72,045
40	Union Pacific Corp.	6.125	02/15/20	45,727
				144,742
	Transport - Services (0.0%)
25	Ryder System, Inc. (MTN)	5.85	11/01/16	27,499
35	Ryder System, Inc. (MTN)	7.20	09/01/15	40,182
				67,681
	Total Corporate Bonds (Cost $15,086,944)			16,078,481

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
		Foreign Government Obligations (0.3%)
	$230	Brazilian Government International Bond (Brazil)	6.00%	01/17/17	$261,395
EUR	95	Ireland Government Bond (Ireland)	5.40	03/13/25	90,916
	$25	Peruvian Government International Bond (Peru)	7.125	03/30/19	30,000
	105	Republic of Italy (Italy)	6.875	09/27/23	115,967
		Total Foreign Government Obligations (Cost $474,991)			498,278
		U.S. Government Agencies & Obligations (10.8%)
		Commercial Banks - FDIC Guaranteed (0.1%)
	200	KeyBank NA	3.20	06/15/12	207,549
		Diversified Financial Services - FDIC Guaranteed (1.6%)
	200	Ally Financial, Inc.	2.20	12/19/12	205,806
	1,200	Citigroup Funding, Inc. (See Note 6)	2.25	12/10/12	1,234,919
	300	General Electric Capital Corp.	2.20	06/08/12	306,824
	1,200	General Electric Capital Corp. (Series G)	2.625	12/28/12	1,245,224
					2,992,773
		Finance - Consumer Loans - FDIC Guaranteed (0.6%)
	1,000	John Deere Capital Corp.	2.875	06/19/12	1,033,609
		U.S. Government Agencies (1.1%)
		Federal Home Loan Mortgage Corp.
	150		3.75	03/27/19	155,550
	400		4.875	06/13/18	448,041
	250		6.75	03/15/31	321,083
		Federal National Mortgage Association
	350		4.125	04/15/14	382,013
	700		4.375	10/15/15	771,358
					2,078,045
		U.S. Government Obligations (7.4%)
		U.S. Treasury Bonds
	760		3.50	02/15/39	655,025
	960		4.375	11/15/39	965,250
	270		4.625	02/15/40	282,867
	1,320		6.875	08/15/25	1,764,675
	1,090		7.50	11/15/24	1,527,363
		U.S. Treasury Notes
	800		0.50	11/30/12	799,094
	2,900		1.75	03/31/14 - 07/31/15	2,920,827
	815		2.25	01/31/15	836,776
	800		2.375	08/31/14	828,875

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$2,411		2.625%		12/31/14	$2,514,410
485		2.75		02/15/19	478,824
					13,573,986
	Total U.S. Government Agencies & Obligations (Cost $19,852,061)				19,885,962
	Asset-Backed Securities (0.2%)
36	Brazos Student Finance Corp. 2010-1 A1	1.203	(c)	06/25/35	35,486
175	Ford Credit Floorplan Master Owner Trust 2010-3 A2 (144A) (b)	1.96	(c)	02/15/17	180,343
100	GE Dealer Floorplan Master Note Trust 2009-2A A (144A) (b)	1.811	(c)	10/20/14	101,500
	Total Asset-Backed Securities (Cost $310,586)				317,329
	U.S. Government Agencies - Mortgage-Backed Securities (0.0%)
	Federal Home Loan Mortgage Corp. (ARM) (0.0%)
2		6.50		05/01/29 - 12/01/31	2,861
	Federal National Mortgage Association (0.0%)
1		6.50		11/01/29	1,500
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $4,026)				4,361
	Municipal Bonds (0.3%)
	Airport (0.0%)
30	City of Chicago O'Hare Int'l Airport (Series B)	6.395		01/01/40	29,286
	General Obligation (0.2%)
75	Chicago Transit Authority (Series B)	6.20		12/01/40	69,058
70	City of New York (Series G-1)	5.968		03/01/36	70,129
65	New York City Transitional Finance Authority	5.267		05/01/27	62,543
45	State of California - Various Purpose	5.95		04/01/16	47,672
30	State of California - Various Purpose	6.65		03/01/22	31,592
					280,994
	Power Conversion/Supply Equipment (0.1%)
50	Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4 (Series 2010 J)	6.637		04/01/57	49,264
95	Municipal Electric Authority of Georgia Plant Vogtle	6.655		04/01/57	92,610
					141,874
	Transportation (0.0%)
85	Illinois State Toll Highway Authority 2009 (Series A)	6.184		01/01/34	83,912
	Total Municipal Bonds (Cost $547,284)				536,066

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Investment Trusts/Mutual Funds (3.7%)
42,500	iPATH S&P 500 VIX Short-Term Futures ETN (ETF) (a)	$1,597,575
49,000	iShares Barclays Aggregate Bond Fund (ETF)	5,181,750
	Total Investment Trusts/Mutual Funds (Cost $8,456,285)	6,779,325

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (4.4%)
	U.S. Government Obligations (d)(e) (0.5%)
$1,050	U.S. Treasury Bills (Cost $1,049,924)	0.093 - 0.134%	01/20/11 - 01/27/11	1,049,924
NUMBER OF SHARES (000)
	Investment Company (3.9%)
7,187	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $7,186,645)			7,186,645
	Total Short-Term Investments (Cost $8,236,569)			8,236,569
	Total Investments (Cost $169,151,700) (f)(g)		99.9%	184,437,467
	Other Assets in Excess of Liabilities		0.1	177,798
	Net Assets		100.0%	$184,615,265

  ARM  Adjustable Rate Mortgage. Interest rate in effect as of December 31, 2010.

  ETF  Exchange Trade Fund.

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

  REIT  Real Estate Investment Trust.

  EUR  Euro.

  (a)  Non-income producing security.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  Floating rate security. Rate shown is the rate in effect at December 31, 2010.

  (d)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (e)  A portion of this security has been physically segregated in connection with open futures and swap contracts.

  (f)  Securities have been designated as collateral in connection with open futures, foreign currency exchange and swap contracts.

  (g)  The aggregate cost for federal income tax purposes is $169,383,937. The aggregate gross unrealized appreciation is $17,529,968 and the aggregate gross unrealized depreciation is $2,476,438 resulting in net unrealized appreciation of $15,053,530.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2010:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
UBS AG - London	EUR	76,773	$101,509	03/16/2011	$(1,057)

Currency Abbreviation:

EUR  Euro.

  FUTURES CONTRACTS OPEN AT DECEMBER 31, 2010:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
18	Long	U.S. Treasury Notes 5 Year, March 2011	$2,118,937	$4,743
2	Long	U.S. Treasury Notes 2 Year, March 2011	437,813	(1,020)
1	Short	Euro-Bund, March 2011	(167,453)	1,102
8	Short	U.S. Treasury Notes 10 Year, March 2011	(963,500)	(4,892)
12	Short	U.S. Treasury Bonds 30 Year, March 2011	(1,465,500)	49,983
Net Unrealized Appreciation				$49,916

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

  INTEREST RATE SWAP CONTRACTS OPEN AT DECEMBER 31, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America, N.A.		$550	3 Month LIBOR	Receive	4.058%	12/09/40	$5,637
Bank of America, N.A.***		$2,280	3 Month LIBOR	Pay	4.795	12/09/20	(3,716)
Bank of America, N.A.***	EUR	2,840	6 Month EURIBOR	Pay	3.81	11/08/25	(98,218)
Bank of America, N.A.***		$2,716	3 Month LIBOR	Receive	4.828	11/08/25	28,844
Bank of America, N.A.***	EUR	3,523	6 Month EURIBOR	Receive	3.33	11/08/30	82,575
Bank of America, N.A.***		$3,404	3 Month LIBOR	Pay	4.75	11/08/30	(5,242)
Credit Suisse Group		$3,690	3 Month LIBOR	Receive	0.80	10/28/13	39,298
Credit Suisse Group	CAD	1,185	3 Month CDOR	Receive	2.18	09/08/15	21,927
Credit Suisse Group	CAD	854	3 Month CDOR	Receive	2.208	09/08/15	14,737
Credit Suisse Group		$1,545	3 Month LIBOR	Pay	2.098	10/28/17	(66,790)
Credit Suisse Group***	CAD	1,388	3 Month CDOR	Pay	4.065	09/08/20	(14,423)
Credit Suisse Group***	CAD	1,000	3 Month CDOR	Pay	4.123	09/08/20	(8,094)
Deutsche Bank AG		$560	3 Month LIBOR	Receive	4.39	12/20/40	(27,065)
Deutsche Bank AG***		$2,280	3 Month LIBOR	Pay	5.29	12/20/20	40,333
UBS AG		$540	3 Month LIBOR	Receive	4.00	12/07/40	11,000
UBS AG***		$2,280	3 Month LIBOR	Pay	4.65	12/07/20	(16,712)
Net Unrealized Appreciation							$4,091

CAD    Canadian Dollar.

EUR    Euro.

***    Forward interest rate swap. Periodic payments on specified notional amount with future effective date, unless terminated earlier.

  CDOR  Canadian Dealer Offered Rate.

  EURIBOR  Euro Interbank Offered Rate.

  LIBOR  London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2010 continued

  ZERO COUPON SWAP CONTRACTS OPEN AT DECEMBER 31, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC^	$710	3 Month LIBOR	Receive	11/15/19	$(84,489)
Barclays Bank PLC^^	710	3 Month LIBOR	Pay	11/15/19	9,674
JPMorgan Chase Bank N.A. New York^	735	3 Month LIBOR	Receive	11/15/19	(81,562)
JPMorgan Chase Bank N.A. New York^	1,330	3 Month LIBOR	Receive	11/15/21	(138,029)
Net Unrealized Depreciation					$(294,406)

  LIBOR  London Interbank Offered Rate.

  ^  Portfolio will make payments of $275,331, $279,388 and $589,387, respectively, on the termination date.

  ^^  Portfolio will receive payment of $194,966 on termination date.

SUMMARY OF INVESTMENTS

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$132,101,096		71.6%
U.S. Government Agencies & Obligations	19,885,962		10.8
Corporate Bonds	16,078,481		8.7
Investment Company	7,186,645		3.9
Investment Trusts/Mutual Funds	6,779,325		3.7
U.S. Government Obligations	1,049,924		0.5
Municipal Bonds	536,066		0.3
Foreign Government Obligations	498,278		0.3
Asset-Backed Securities	317,329		0.2
U.S. Government Agencies - Mortgage Backed Securites	4,361		0.0
	$184,437,467	†	100.0%

  †  Does not include open long/short futures contracts with an underlying face amount of $5,153,203 and net unrealized appreciation of $49,916. Also does not include open swap contracts with net unrealized depreciation of $290,315 and open foreign currency exchange contracts with unrealized depreciation of $1,057.

See Notes to Financial Statements

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Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2010

	Money Market	Limited Duration	Income Plus	Global Infrastructure
Assets:
Investments in securities, at value*	$127,391,136 (1)	$66,472,687	$216,050,068	$74,996,072
Investment in affiliates, at value**	—	2,307,934	11,901,358	2,007,943
Unrealized appreciation on open swap contracts	—	143,728	549,238	—
Unrealized appreciation on open foreign currency exchange contracts	—	—	—	—
Cash	4,824	—	—	15,659	(3)
Due from broker	—	—	—	—
Receivable for:
Investments sold	—	—	—	—
Interest	34,821	474,728	2,939,360	—
Dividends	—	—	6,344	326,468
Interest and dividends from affiliates	—	16,145	116,375	379
Foreign withholding taxes reclaimed	—	—	—	28,982
Periodic interest on open swap contracts	—	14,151	48,293	—
Premium paid on open swap contracts	—	—	24,264	—
Principal paydowns	—	3,871	—	—
Shares of beneficial interest sold	—	—	—	—
Swap contracts termination	—	100,838	338,424	—
Prepaid expenses and other assets	6,876	5,850	9,000	7,777
Total Assets	127,437,657	69,539,932	231,982,724	77,383,280
Liabilities:
Collateral on securities loaned, at value	—	—	—	—
Unrealized depreciation on open swap contracts	—	745,506	673,364	—
Unrealized depreciation on open foreign currency exchange contracts	—	—	—	—
Payable for:
Investments purchased	—	—	—	—
Shares of beneficial interest redeemed	276,952	5,161	46,569	79,154
Investment advisory fee	15,900	17,338	79,814	36,948
Swap contracts collateral due to brokers	—	—	250,000	—
Periodic interest on open swap contracts	—	14,183	58,571	—
Variation margin	—	12,485	58,316	—
Distribution fee (Class Y)	—	11,471	25,856	3,361
Administration fee	5,415	4,688	15,496	5,240
Transfer agent fee	250	292	250	250
Premium received on open swap contracts	—	—	—	—
Accrued expenses and other payables	69,021	47,130	89,800	61,673
Total Liabilities	367,538	858,254	1,298,036	186,626
Net Assets	$127,070,119	$68,681,678	$230,684,688	$77,196,654
Composition of Net Assets:
Paid-in-capital	$127,070,369	$103,132,734	$230,129,161	$62,960,772
Net unrealized appreciation	—	193,900	13,641,040	8,734,174
Accumulated undistributed net investment income (net investment loss)	(166)	1,500,506	11,785,302	1,836,870
Accumulated net realized gain (loss)	(84)	(36,145,462)	(24,870,815)	3,664,838
Net Assets	$127,070,119	$68,681,678	$230,684,688	$77,196,654
* Cost	$127,391,136	$65,698,909	$203,852,978	$66,265,658
** Affiliated Cost	$—	$2,269,542	$10,799,502	$2,007,943
Class X Shares:
Net Assets	$59,931,619	$14,921,396	$106,362,947	$61,407,871
Shares Outstanding (unlimited shares authorized, $.01 par value)	59,931,709	1,927,058	9,443,414	7,555,874
Net Asset Value Per Share	$1.00	$7.74	$11.26	$8.13
Class Y Shares:
Net Assets	$67,138,500	$53,760,282	$124,321,741	$15,788,783
Shares Outstanding (unlimited shares authorized, $.01 par value)	67,138,666	6,967,943	11,081,988	1,949,313
Net Asset Value Per Share	$1.00	$7.72	$11.22	$8.10

(1)  Including repurchase agreements of $32,402,000.

(2)  Including security loaned at value of $40,920.

(3)  Including foreign currency valued at $15,659, $46,227, and $2,198, respectively with a cost of $15,389, $45,844, and $2,175, respectively.

See Notes to Financial Statements

	European Equity		Capital Opportunities	Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$71,282,198	(2)	$277,351,972	$32,994,808	$173,059,958
Investment in affiliates, at value**	1,187,046		10,848,140	1,244,382	11,377,509
Unrealized appreciation on open swap contracts	—		—	—	254,025
Unrealized appreciation on open foreign currency exchange contracts	81,322		—	—	—
Cash	46,227	(3)	—	—	2,198	(3)
Due from broker	—		—	—	25,000
Receivable for:
Investments sold	—		—	—	14,742,377
Interest	—		—	—	375,777
Dividends	144,843		32,912	3,975	222,475
Interest and dividends from affiliates	215		1,308	154	7,935
Foreign withholding taxes reclaimed	94,576		—	—	—
Periodic interest on open swap contracts	—		—	—	16,328
Premium paid on open swap contracts	—		—	—	—
Principal paydowns	—		—	—	—
Shares of beneficial interest sold	—		—	2,419	—
Swap contracts termination	—		—	—	57,113
Prepaid expenses and other assets	8,961		7,412	4,061	7,649
Total Assets	72,845,388		288,241,744	34,249,799	200,148,344
Liabilities:
Collateral on securities loaned, at value	42,940		—	—	—
Unrealized depreciation on open swap contracts	—		—	—	544,340
Unrealized depreciation on open foreign currency exchange contracts	24,586		—	—	1,057
Payable for:
Investments purchased	—		—	—	14,622,700
Shares of beneficial interest redeemed	20,731		172,008	2,364	162,178
Investment advisory fee	46,354		101,019	19,065	63,520
Swap contracts collateral due to brokers	—		—	—	—
Periodic interest on open swap contracts	—		—	—	24,029
Variation margin	—		—	—	10,407
Distribution fee (Class Y)	3,787		14,354	3,944	11,902
Administration fee	4,949		19,465	2,298	12,513
Transfer agent fee	250		238	208	250
Premium received on open swap contracts	—		—	—	1
Accrued expenses and other payables	56,249		78,600	31,385	80,182
Total Liabilities	199,846		385,684	59,264	15,533,079
Net Assets	$72,645,542		$287,856,060	$34,190,535	$184,615,265
Composition of Net Assets:
Paid-in-capital	$74,662,928		$231,208,760	$25,797,235	$148,756,066
Net unrealized appreciation	12,542,683		84,994,019	10,450,361	15,044,113
Accumulated undistributed net investment income (net investment loss)	1,378,682		33,893	(33,495)	3,145,376
Accumulated net realized gain (loss)	(15,938,751)		(28,380,612)	(2,023,566)	17,669,710
Net Assets	$72,645,542		$287,856,060	$34,190,535	$184,615,265
* Cost	$58,802,720		$192,358,107	$22,544,466	$157,843,782
** Affiliated Cost	$1,187,046		$10,848,140	$1,244,382	$11,307,918
Class X Shares:
Net Assets	$54,824,466		$220,552,641	$15,413,379	$128,253,961
Shares Outstanding (unlimited shares authorized, $.01 par value)	3,415,095		5,504,243	795,545	9,898,792
Net Asset Value Per Share	$16.05		$40.07	$19.37	$12.96
Class Y Shares:
Net Assets	$17,821,076		$67,303,419	$18,777,156	$56,361,304
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,115,047		1,692,197	990,430	4,367,613
Net Asset Value Per Share	$15.98		$39.77	$18.96	$12.90

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2010

	Money Market	Limited Duration	Income Plus	Global Infrastructure
Net Investment Income:
Income
Dividends†	—	—	$6,344	$2,765,324
Interest†	$414,801	$1,964,800	13,409,451	734
Interest and dividends from affiliates	—	94,656	759,366	2,799
Income from securities loaned - net	—	—	—	24,115
Total Income	414,801	2,059,456	14,175,161	2,792,972
†Net of foreign withholding taxes	—	—	—	198,402
Expenses
Investment advisory fee	638,257	220,744	1,023,539	443,924
Administration fee	70,918	58,865	194,960	62,305
Distribution fee (Class Y shares)	181,964	144,143	331,275	39,895
Professional fees	61,742	53,457	69,959	68,008
Shareholder reports and notices	69,054	37,710	80,192	46,379
Custodian fees	11,846	7,011	12,492	35,511
Trustees' fees and expenses	5,082	3,195	9,069	3,035
Transfer agent fees and expenses	3,000	2,583	3,000	3,000
Other	14,913	25,264	47,946	19,267
Total Expenses	1,056,776	552,972	1,772,432	721,324
Less: amounts waived	(650,827)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(2,541)	(5,649)	(1,951)
Net Expenses	405,949	550,431	1,766,783	719,373
Net Investment Income (Loss)	8,852	1,509,025	12,408,378	2,073,599
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	1,958	1,147,849	14,191,416	5,340,301
Investments in affiliates	—	95,775	757,944	—
Futures contracts	—	231,259	(592,251)	—
Swap contracts	—	(534,575)	(2,783,660)	—
Options written	—	—	—	(20,534)
Foreign currency exchange contracts	—	—	—	(115,115)
Foreign currency translation	—	—	—	(89,985)
Net Realized Gain (Loss)	1,958	940,308	11,573,449	5,114,667
Change in Unrealized Appreciation/Depreciation on:
Investments	—	(328,935)	(2,115,445)	(2,401,887)
Investments in affiliates	—	(11,687)	257,847	—
Structured investments	—	—	—	—
Futures contracts	—	(129,971)	(757,762)	—
Swap contracts	—	(339,724)	166,333	—
Options written	—	—	—	23,542
Foreign currency exchange contracts	—	—	—	(55,094)
Foreign currency translation	—	—	—	(1,943)
Net Change in Unrealized Appreciation/Depreciation	—	(810,317)	(2,449,027)	(2,435,382)
Net Gain	1,958	129,991	9,124,422	2,679,285
Net Increase	$10,810	$1,639,016	$21,532,800	$4,752,884

See Notes to Financial Statements

	European Equity	Capital Opportunities	Aggressive Equity	Strategist
Net Investment Income:
Income
Dividends†	$1,942,892	$1,985,600	$235,094	$3,012,462
Interest†	29	—	—	1,568,846
Interest and dividends from affiliates	2,069	10,984	1,522	104,062
Income from securities loaned - net	58,774	—	—	—
Total Income	2,003,764	1,996,584	236,616	4,685,370
†Net of foreign withholding taxes	182,342	69,813	8,318	193
Expenses
Investment advisory fee	620,605	1,090,095	206,246	792,088
Administration fee	57,067	207,637	24,626	150,874
Distribution fee (Class Y shares)	43,666	155,549	41,931	143,733
Professional fees	69,038	62,340	53,951	73,216
Shareholder reports and notices	41,223	91,652	22,050	57,309
Custodian fees	18,904	30,401	13,852	23,725
Trustees' fees and expenses	2,690	10,523	1,969	7,292
Transfer agent fees and expenses	3,000	3,446	2,500	3,000
Other	17,168	21,652	10,436	39,554
Total Expenses	873,361	1,673,295	377,561	1,290,791
Less: amounts waived	(115,288)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,506)	(7,364)	(1,141)	(31,502)
Net Expenses	756,567	1,665,931	376,420	1,259,289
Net Investment Income (Loss)	1,247,197	330,653	(139,804)	3,426,081
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(2,625,001)	27,946,344	3,087,346	18,428,008
Investments in affiliates	—	—	—	(571,984)
Futures contracts	—	—	—	100,165
Swap contracts	—	—	—	(381,188)
Options written	—	—	—	—
Foreign currency exchange contracts	213,255	—	—	3,924
Foreign currency translation	(57,516)	(52,328)	(5,875)	(1,364)
Net Realized Gain (Loss)	(2,469,262)	27,894,016	3,081,471	17,577,561
Change in Unrealized Appreciation/Depreciation on:
Investments	5,462,216	36,811,535	4,245,042	(8,014,676)
Investments in affiliates	—	—	—	800,624
Structured investments	—	—	—	(1,536,374)
Futures contracts	—	—	—	(9,781)
Swap contracts	—	—	—	(124,993)
Options written	—	—	—	—
Foreign currency exchange contracts	56,736	—	—	(1,057)
Foreign currency translation	(259)	(121)	(15)	(198)
Net Change in Unrealized Appreciation/Depreciation	5,518,693	36,811,414	4,245,027	(8,886,455)
Net Gain	3,049,431	64,705,430	7,326,498	8,691,106
Net Increase	$4,296,628	$65,036,083	$7,186,694	$12,117,187

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,852	$41,093	$1,509,025	$1,877,885	$12,408,378	$13,833,429
Net realized gain (loss)	1,958	3,704	940,308	2,468,081	11,573,449	5,583,226
Net change in unrealized appreciation/depreciation	—	—	(810,317)	(118,469)	(2,449,027)	31,176,875
Net Increase	10,810	44,797	1,639,016	4,227,497	21,532,800	50,593,530
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(7,144)	(27,542)	(562,429)	(750,368)	(6,824,574)	(5,671,232)
Class Y Shares	(7,532)	(13,660)	(1,897,146)	(2,578,098)	(7,792,022)	(6,874,880)
Net realized gain
Class X Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—
Total Dividends and Distributions	(14,676)	(41,202)	(2,459,575)	(3,328,466)	(14,616,596)	(12,546,112)
Net increase (decrease) from transactions in shares of beneficial interest	(38,557,210)	(61,899,672)	(8,139,476)	(2,885,461)	(38,827,172)	(21,134,851)
Net Increase (Decrease)	(38,561,076)	(61,896,077)	(8,960,035)	(1,986,430)	(31,910,968)	16,912,567
Regulatory Settlement Proceeds:	—	—	—	—	—	—
Net Assets:
Beginning of period	165,631,195	227,527,272	77,641,713	79,628,143	262,595,656	245,683,089
End of Period	$127,070,119	$165,631,195	$68,681,678	$77,641,713	$230,684,688	$262,595,656
Accumulated Undistributed Net Investment Income (Loss)	$(166)	$3,616	$1,500,506	$2,072,916	$11,785,302	$13,986,311

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,073,599	$2,670,875	$1,247,197	$1,879,463
Net realized gain (loss)	5,114,667	4,675,280	(2,469,262)	(5,368,903)
Net change in unrealized appreciation/depreciation	(2,435,382)	6,249,227	5,518,693	21,084,750
Net Increase	4,752,884	13,595,382	4,296,628	17,595,310
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,869,792)	(2,101,457)	(1,420,614)	(2,185,883)
Class Y Shares	(440,577)	(498,225)	(416,655)	(624,553)
Net realized gain
Class X Shares	(5,105,356)	(20,597,967)	—	(2,763,964)
Class Y Shares	(1,313,510)	(5,301,817)	—	(880,063)
Total Dividends and Distributions	(8,729,235)	(28,499,466)	(1,837,269)	(6,454,463)
Net increase (decrease) from transactions in shares of beneficial interest	(5,393,355)	13,974,171	(10,418,618)	(6,200,158)
Net Increase (Decrease)	(9,369,706)	(929,913)	(7,959,259)	4,940,689
Regulatory Settlement Proceeds:	—	—	84,956	—
Net Assets:
Beginning of period	86,566,360	87,496,273	80,519,845	75,579,156
End of Period	$77,196,654	$86,566,360	$72,645,542	$80,519,845
Accumulated Undistributed Net Investment Income (Loss)	$1,836,870	$1,785,290	$1,378,682	$1,813,052

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Capital Opportunities		Aggressive Equity
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$330,653	$852,071	$(139,804)	$(43,741)
Net realized gain (loss)	27,894,016	(6,524,739)	3,081,471	26,304
Net change in unrealized appreciation/depreciation	36,811,414	124,982,359	4,245,027	14,260,270
Net Increase	65,036,083	119,309,691	7,186,694	14,242,833
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(333,905)	(639,379)	—	—
Class Y Shares	—	(66,814)	—	—
Net realized gain
Class X Shares	—	—	—	—
Class Y Shares	—	—	—	—
Total Dividends and Distributions	(333,905)	(706,193)	—	—
Net decrease from transactions in shares of beneficial interest	(43,247,359)	(37,914,310)	(5,434,742)	(4,365,317)
Net Increase (Decrease)	21,454,819	80,689,188	1,751,952	9,877,516
Net Assets:
Beginning of period	266,401,241	185,712,053	32,438,583	22,561,067
End of Period	$287,856,060	$266,401,241	$34,190,535	$32,438,583
Accumulated Undistributed Net Investment Income (Loss)	$33,893	$392,620	$(33,495)	$(38,217)

See Notes to Financial Statements

	Strategist
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,426,081	$2,490,748
Net realized gain (loss)	17,577,561	7,795,921
Net change in unrealized appreciation/depreciation	(8,886,455)	23,313,269
Net Increase	12,117,187	33,599,938
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,078,387)	(3,009,491)
Class Y Shares	(786,800)	(1,156,509)
Net realized gain
Class X Shares	(699,178)	—
Class Y Shares	(311,234)	—
Total Dividends and Distributions	(3,875,599)	(4,166,000)
Net decrease from transactions in shares of beneficial interest	(21,094,433)	(19,679,309)
Net Increase (Decrease)	(12,852,845)	9,754,629
Net Assets:
Beginning of period	197,468,110	187,713,481
End of Period	$184,615,265	$197,468,110
Accumulated Undistributed Net Investment Income (Loss)	$3,145,376	$3,945,368

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Class X Shares
Shares
Sold	7,067,298	14,093,090	182,994	320,280	87,443	217,229
Reinvestment of dividends and distributions	7,144	27,542	73,810	97,959	646,266	574,011
Redeemed	(31,627,402)	(45,050,887)	(484,177)	(379,007)	(1,707,768)	(1,994,330)
Net Increase (Decrease) - Class X	(24,552,960)	(30,930,255)	(227,373)	39,232	(974,059)	(1,203,090)
Amount
Sold	$7,067,298	$14,093,090	$1,424,485	$2,506,478	$974,412	$2,222,728
Reinvestment of dividends and distributions	7,144	27,542	562,429	750,368	6,824,574	5,671,232
Redeemed	(31,627,402)	(45,050,887)	(3,778,238)	(2,959,936)	(19,049,643)	(20,079,631)
Net Increase (Decrease) - Class X	$(24,552,960)	$(30,930,255)	$(1,791,324)	$296,910	$(11,250,657)	$(12,185,671)
Class Y Shares
Shares
Sold	12,204,944	19,989,089	459,275	525,769	456,727	527,412
Reinvestment of dividends and distributions	7,532	13,660	249,624	337,447	739,983	697,250
Redeemed	(26,216,726)	(50,972,166)	(1,519,333)	(1,262,117)	(3,645,566)	(2,115,187)
Net Increase (Decrease) - Class Y	(14,004,250)	(30,969,417)	(810,434)	(398,901)	(2,448,856)	(890,525)
Amount
Sold	$12,204,944	$19,989,089	$3,550,343	$4,083,133	$5,104,104	$5,391,890
Reinvestment of dividends and distributions	7,532	13,660	1,897,146	2,578,098	7,792,022	6,874,880
Redeemed	(26,216,726)	(50,972,166)	(11,795,641)	(9,843,602)	(40,472,641)	(21,215,950)
Net Increase (Decrease) - Class Y	$(14,004,250)	$(30,969,417)	$(6,348,152)	$(3,182,371)	$(27,576,515)	$(8,949,180)
Regulatory Settlement Proceeds:	—	—	—	—	—	—

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Class X Shares
Shares
Sold	46,011	38,571	7,727	24,684
Reinvestment of dividends and distributions	1,047,320	3,071,641	111,246	403,082
Redeemed	(1,462,098)	(1,464,640)	(672,452)	(793,662)
Net Increase (Decrease) - Class X	(368,767)	1,645,572	(553,479)	(365,896)
Amount
Sold	$379,861	$350,423	$111,210	$337,718
Reinvestment of dividends and distributions	6,975,148	22,699,424	1,420,614	4,949,847
Redeemed	(11,546,584)	(13,246,644)	(9,737,700)	(10,207,492)
Net Increase (Decrease) - Class X	$(4,191,575)	$9,803,203	$(8,205,876)	$(4,919,927)
Class Y Shares
Shares
Sold	41,158	114,210	19,373	9,175
Reinvestment of dividends and distributions	263,773	786,980	32,730	122,926
Redeemed	(416,792)	(308,094)	(195,961)	(221,102)
Net Increase (Decrease) - Class Y	(111,861)	593,096	(143,858)	(89,001)
Amount
Sold	$325,071	$1,092,329	$273,981	$113,978
Reinvestment of dividends and distributions	1,754,087	5,800,042	416,655	1,504,616
Redeemed	(3,280,938)	(2,721,403)	(2,903,378)	(2,898,825)
Net Increase (Decrease) - Class Y	$(1,201,780)	$4,170,968	$(2,212,742)	$(1,280,231)
Regulatory Settlement Proceeds:	—	—	$84,956	—

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Capital Opportunities		Aggressive Equity
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Class X Shares
Shares
Sold	19,352	20,590	21,087	30,502
Reinvestment of dividends and distributions	10,719	26,421	—	—
Redeemed	(964,108)	(1,215,413)	(194,973)	(195,172)
Net Decrease - Class X	(934,037)	(1,168,402)	(173,886)	(164,670)
Amount
Sold	$644,195	$531,421	$338,664	$374,527
Reinvestment of dividends and distributions	333,905	639,379	—	—
Redeemed	(32,044,596)	(28,719,023)	(3,118,178)	(2,305,220)
Net Decrease - Class X	$(31,066,496)	$(27,548,223)	$(2,779,514)	$(1,930,693)
Class Y Shares
Shares
Sold	22,133	21,100	50,042	17,153
Reinvestment of dividends and distributions	—	2,776	—	—
Redeemed	(384,584)	(466,830)	(223,151)	(229,185)
Net Decrease - Class Y	(362,451)	(442,954)	(173,109)	(212,032)
Amount
Sold	$704,927	$497,162	$800,661	$238,698
Reinvestment of dividends and distributions	—	66,814	—	—
Redeemed	(12,885,790)	(10,930,063)	(3,455,889)	(2,673,322)
Net Decrease - Class Y	$(12,180,863)	$(10,366,087)	$(2,655,228)	$(2,434,624)

See Notes to Financial Statements

	Strategist
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Class X Shares
Shares
Sold	54,599	143,881
Reinvestment of dividends and distributions	229,551	274,839
Redeemed	(1,492,547)	(2,013,942)
Net Decrease - Class X	(1,208,397)	(1,595,222)
Amount
Sold	$677,302	$1,613,235
Reinvestment of dividends and distributions	2,777,565	3,009,491
Redeemed	(18,715,821)	(22,149,953)
Net Decrease - Class X	$(15,260,954)	$(17,527,227)
Class Y Shares
Shares
Sold	106,023	319,879
Reinvestment of dividends and distributions	90,972	105,907
Redeemed	(665,609)	(611,314)
Net Decrease - Class Y	(468,614)	(185,528)
Amount
Sold	$1,342,545	$3,458,405
Reinvestment of dividends and distributions	1,098,034	1,156,509
Redeemed	(8,274,058)	(6,766,996)
Net Decrease - Class Y	$(5,833,479)	$(2,152,082)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of eight Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	European Equity	March 1, 1991

Limited Duration	May 4, 1999	Capital Opportunities	March 9, 1984

Income Plus	March 1, 1987	Aggressive Equity	May 4, 1999

Global Infrastructure	March 1, 1990	Strategist	March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

European Equity	Seeks to maximize the capital appreciation of its investments.

Capital Opportunities	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

Aggressive Equity	Seeks long-term capital growth.

Strategist	Seeks high total investment return.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley Investment Management (the "Transaction"). In contemplation of the Transaction, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") with respect to the High Yield, Income Builder, Dividend Growth, Global Dividend and S&P 500 Index Portfolios (each an "affected Portfolio"), pursuant to which substantially all of the assets of each affected Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the "New Fund"). On May 11, 2010, the Reorganization was approved by the shareholders of each affected Portfolio at a special meeting of shareholders. On June 1, 2010, the Reorganization was completed and shareholders of each affected Portfolio received shares of the New Fund in exchange for their shares of each affected Portfolio. Accordingly, the financial statements of each affected Portfolio are no longer contained in this report but may be found in the report of their corresponding New Funds.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its last sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (6) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and ask price; (7) futures are valued at the latest price published by the commodities exchange on which they trade; (8) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value,

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset values on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period;

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translation. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

PORTFOLIO	VALUE OF LOANED SECURITY	VALUE OF COLLATERAL CASH(1)
European Equity	$40,920	$42,944

(1)  The Portfolio received cash collateral of $42,944 of which $42,940 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds, as reported in the Portfolio of Investments. As of December 31, 2010, there was uninvested cash of $4.

The Portfolio has the right under the lending agreement to recover the security from the borrower on demand.

G. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statements of Operations. Each of the tax years filed in the four-year period ended December 31, 2010 remains subject to examination by taxing authorities.

H. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

I. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

K. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at fair value:

		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market
Short-Term Investments
Commercial Paper	$48,989,094	—	$48,989,094	—
Repurchase Agreements	32,402,000	—	32,402,000	—
Floating Rate Notes — Corporate	26,000,000	—	26,000,000	—
Certificates of Deposit	20,000,042	—	20,000,042	—
Total	$127,391,136	—	$127,391,136	—
Limited Duration
Assets:
Corporate Bonds	$35,190,634	—	$35,190,634	—
Foreign Government Obligation	1,541,351	—	1,541,351	—
U.S. Government Agencies & Obligations	12,721,768	—	12,721,768	—
U.S. Government Agencies — Mortgage-Backed Securities	1,246,475	—	1,246,475	—
Asset-Backed Securities	14,653,802	—	14,653,802	—
Collateralized Mortgage Obligation	406,603	—	406,603	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Commercial Mortgage-Backed Securities	$679,634	—	$679,634	—
Municipal Bond	299,685	—	299,685	—
Short-Term Investments
U.S. Government Obligations	1,209,884	—	1,209,884	—
Investment Company	830,785	$830,785	—	—
Total Short-Term Investments	2,040,669	830,785	1,209,884	—
Futures	82,345	82,345	—	—
Interest Rate Swaps	120,274	—	120,274	—
Zero Coupon Swaps	23,454	—	23,454	—
Total	$69,006,694	$913,130	$68,093,564	—
Liabilities:
Futures	$(98,837)	$(98,837)	—	—
Interest Rate Swaps	(160,283)	—	$(160,283)	—
Zero Coupon Swaps	(585,223)	—	(585,223)	—
Total	$(844,343)	$(98,837)	$(745,506)	—
Income Plus
Assets:
Corporate Bonds	$207,532,708	—	$207,532,708	—
Convertible Bonds	9,636,371	—	9,636,371	—
Foreign Government Obligations	1,960,964	—	1,960,964	—
U.S. Government Agency — Mortgage-Backed Security	1,604	—	1,604	—
Municipal Bond	635,628	—	635,628	—
Commercial Mortgage-Backed Securities	2,411,509	—	2,411,509	—
Convertible Preferred Stocks	1,130,487	$1,130,487	—	—
Short-Term Investments
U.S. Government Obligation	1,259,878	—	1,259,878	—
Investment Company	3,382,277	3,382,277	—	—
Total Short-Term Investments	4,642,155	3,382,277	1,259,878	—
Futures	959,275	959,275	—	—
Interest Rate Swaps	549,238	—	549,238	—
Total	$229,459,939	$5,472,039	$223,987,900	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities:
Futures	$(493,055)	$(493,055)	—	—
Credit Default Swaps	(21,141)	—	$(21,141)	—
Interest Rate Swaps	(652,223)	—	(652,223)	—
Total	$(1,166,419)	$(493,055)	$(673,364)	—
Global Infrastructure
Common Stocks
Airports	$4,340,111	$4,340,111	—	—
Communications	12,670,943	12,670,943	—	—
Diversified	3,622,070	3,622,070	—	—
Oil & Gas Storage & Transportation	25,935,840	25,787,554	$148,286	—
Ports	1,254,891	1,254,891	—	—
Toll Roads	8,788,736	8,788,736	—	—
Transmission & Distribution	14,174,449	14,174,449	—	—
Water	4,209,032	4,209,032	—	—
Total Common Stocks	74,996,072	74,996,072	$148,286	—
Short-Term Investment — Investment Company	2,007,943	2,007,943	—	—
Total	$77,004,015	$76,855,729	$148,286	—
European Equity
Assets:
Common Stocks
Aerospace & Defense	$1,282,929	$1,282,929	—	—
Auto Components	1,347,785	1,347,785	—	—
Automobiles	1,231,219	1,231,219	—	—
Chemicals	1,469,622	1,469,622	—	—
Commercial Banks	8,375,482	8,375,482	—	—
Diversified Telecommunication Services	2,171,622	2,171,622	—	—
Electrical Equipment	1,930,849	1,930,849	—	—
Food & Staples Retailing	2,378,930	2,378,930	—	—
Food Products	3,835,311	3,835,311	—	—
Hotels, Restaurants & Leisure	1,040,834	1,040,834	—	—
Household Products	1,500,021	1,500,021	—	—
Industrial Conglomerates	2,477,145	2,477,145	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Insurance	$4,101,493	$4,101,493	—	—
Machinery	3,151,140	3,151,140	—	—
Media	1,115,098	1,115,098	—	—
Metals & Mining	3,932,670	3,932,670	—	—
Multi-Utilities	1,400,320	1,400,320	—	—
Oil, Gas & Consumable Fuels	9,262,936	9,262,936	—	—
Pharmaceuticals	8,233,869	8,233,869	—	—
Professional Services	1,347,667	1,347,667	—	—
Specialty Retail	1,940,770	1,940,770	—	—
Tobacco	3,732,926	3,732,926	—	—
Wireless Telecommunication Services	2,678,329	2,678,329	—	—
Total Common Stocks	69,938,967	69,938,967	—	—
Preferred Stock	1,333,403	1,333,403	—	—
Short-Term Investments
Repurchase Agreements	9,828	—	$9,828	—
Investment Company	1,187,046	1,187,046	—	—
Total Short-Term Investments	1,196,874	1,187,046	9,828	—
Foreign Currency Exchange Contracts	81,322	—	81,322	—
Total	$72,550,566	$72,459,416	$91,150	—
Liabilities:
Foreign Currency Exchange Contracts	$(24,586)	—	$(24,586)	—
Capital Opportunities
Common Stocks
Air Freight & Logistics	$6,361,118	$6,361,118	—	—
Capital Markets	8,906,877	8,906,877	—	—
Chemicals	8,273,859	8,273,859	—	—
Commercial Services & Supplies	7,593,093	7,593,093	—	—
Computers & Peripherals	19,842,601	19,842,601	—	—
Distributors	8,436,522	8,436,522	—	—
Diversified Financial Services	21,136,449	21,136,449	—	—
Food Products	7,046,824	7,046,824	—	—
Health Care Technology	6,406,772	6,406,772	—	—
Hotels, Restaurants & Leisure	26,597,089	26,597,089	—	—
Information Technology Services	7,874,484	7,874,484	—	—
Internet & Catalog Retail	27,481,125	27,481,125	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Internet Software & Services	$32,592,026	$27,360,654	—	$5,231,372
Life Sciences Tools & Services	14,984,556	14,984,556	—	—
Media	5,906,675	5,906,675	—	—
Metals & Mining	14,832,552	14,832,552	—	—
Oil, Gas & Consumable Fuels	12,673,648	12,673,648	—	—
Professional Services	14,433,688	14,433,688	—	—
Real Estate Management & Development	11,621,739	11,621,739	—	—
Semiconductors & Semiconductor Equipment	5,344,884	5,344,884	—	—
Software	7,539,576	7,539,576	—	—
Total Common Stocks	275,886,157	270,654,785	—	5,231,372
Convertible Preferred Stock	1,465,815	—	—	1,465,815
Short-Term Investment — Investment Company	10,848,140	10,848,140	—	—
Total	$288,200,112	$281,502,925	—	$6,697,187
Aggressive Equity
Assets:
Common Stocks
Air Freight & Logistics	$781,217	$781,217	—	—
Capital Markets	1,071,723	1,071,723	—	—
Chemicals	995,573	995,573	—	—
Commercial Services & Supplies	929,012	929,012	—	—
Computers & Peripherals	2,387,589	2,387,589	—	—
Distributors	1,032,807	1,032,807	—	—
Diversified Financial Services	2,557,767	2,557,767	—	—
Food Products	847,907	847,907	—	—
Health Care Technology	770,916	770,916	—	—
Hotels, Restaurants & Leisure	3,220,397	3,220,397	—	—
Information Technology Services	967,054	967,054	—	—
Internet & Catalog Retail	3,325,319	3,325,319	—	—
Internet Software & Services	3,298,300	3,298,300	—	—
Life Sciences Tools & Services	1,824,913	1,824,913	—	—
Media	719,658	719,658	—	—
Metals & Mining	1,784,790	1,784,790	—	—
Oil, Gas & Consumable Fuels	1,556,431	1,556,431	—	—

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		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Professional Services	$1,753,194	$1,753,194	—	—
Real Estate Management & Development	1,427,276	1,427,276	—	—
Semiconductors & Semiconductor Equipment	643,147	643,147	—	—
Software	922,548	922,548	—	—
Total Common Stocks	32,817,538	32,817,538	—	—
Convertible Preferred Stocks	177,270	—	—	$177,270
Short-Term Investment — Investment Company	1,244,382	1,244,382	—	—
Total	$34,239,190	$34,061,920	—	$177,270
Strategist
Assets:
Common Stocks
Aerospace & Defense	$5,891,329	$5,891,329	—	—
Capital Markets	2,354,240	2,354,240	—	—
Chemicals	4,209,124	4,209,124	—	—
Commercial Services & Supplies	5,419,706	5,419,706	—	—
Communications Equipment	2,407,370	2,407,370	—	—
Computers & Peripherals	9,353,225	9,353,225	—	—
Distributors	3,797,363	3,797,363	—	—
Diversified Financial Services	7,304,597	7,304,597	—	—
Diversified Telecommunication Services	5,687,410	5,687,410	—	—
Food Products	7,058,150	7,058,150	—	—
Hotels, Restaurants & Leisure	7,223,944	7,223,944	—	—
Industrial Conglomerates	5,377,443	5,377,443	—	—
Information Technology Services	4,995,926	4,995,926	—	—
Insurance	5,423,960	5,423,960	—	—
Internet Software & Services	2,504,700	2,504,700	—	—
Machinery	4,902,633	4,902,633	—	—
Multi-Utilities	6,271,635	6,271,635	—	—
Multiline Retail	1,563,481	1,563,481	—	—
Oil, Gas & Consumable Fuels	16,095,127	16,095,127	—	—
Pharmaceuticals	8,322,165	8,322,165	—	—
Real Estate Investment Trusts (REITs)	5,434,195	5,434,195	—	—

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		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Semiconductors & Semiconductor Equipment	$3,865,419	$3,865,419	—	—
Software	4,114,989	4,114,989	—	—
Specialty Retail	902,269	902,269	—	—
Tobacco	1,620,696	1,620,696	—	—
Total Common Stocks	132,101,096	132,101,096	—	—
Corporate Bonds	16,078,481	—	$16,078,481	—
Foreign Government Obligations	498,278	—	498,278	—
U.S. Government Agencies & Obligations	19,885,962	—	19,885,962	—
Asset-Backed Securities	317,329	—	317,329	—
U.S. Government Agencies — Mortgage-Backed Securities	4,361	—	4,361	—
Municipal Bonds	536,066	—	536,066	—
Investment Trusts/Mutual Funds	6,779,325	6,779,325	—	—
Short-Term Investments
U.S. Government Obligations	1,049,924	—	1,049,924	—
Investment Company	7,186,645	7,186,645	—	—
Total Short-Term Investments	8,236,569	7,186,645	1,049,924	—
Futures	55,828	55,828	—	—
Interest Rate Swaps	244,351	—	244,351	—
Zero Coupon Swap Contracts	9,674	—	9,674	—
Total	$184,747,320	$146,122,894	$38,624,426	—
Liabilities:
Foreign Currency Exchange Contracts	$(1,057)	—	$(1,057)	—
Futures	(5,912)	$(5,912)	—	—
Interest Rate Swaps	(240,260)	—	(240,260)	—
Zero Coupon Swap Contracts	(304,080)	—	(304,080)	—
Total	$(551,309)	$(5,912)	$(545,397)	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities transferred from Level 2 to Level 1. At December 31, 2009, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of

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the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY
$16,571,888	$60,179,676	$19,186,766	$2,346,657

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Capital Opportunities	Aggressive Equity
Beginning Balance	—	—
Net purchases (sales)	$5,942,800	$177,270
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation/(depreciation)	754,387	—
Realized gains (losses)	—	—
Ending Balance	$6,697,187	$177,270
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2010	$754,387	—

3. Derivatives

Certain Portfolios use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do

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so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with their investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, certain Portfolios used cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2010, the value of foreign currency exchange contracts purchased and sold were as follows:

PORTFOLIO	PURCHASES	SALES
Global Infrastructure	$91,328,371	$112,098,382
European Equity	92,873,968	104,518,799
Strategist	254,666	310,260

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Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Transactions in futures contracts for the year ended December 31, 2010, were as follows:

Limited Duration:
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	243
Futures opened	1,355
Futures closed	(1,462)
Futures, outstanding at end of the period	136
Income Plus:
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	864
Futures opened	5,469
Futures closed	(5,513)
Futures, outstanding at end of the period	820
Strategist:
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	73
Futures opened	727
Futures closed	(759)
Futures, outstanding at end of the period	41

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Options When a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. When a Portfolio sells an option, it sells to another party the right to buy from or sell to a Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Transactions in options for the year ended December 31, 2010, were as follows:

Global Infrastructure:
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	595	$29,784
Options written	1,243	34,530
Options expired	(670)	(24,879)
Options closed	(1,168)	(39,435)
Options written, outstanding at end of period	—	—

Structured Investments A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. A Portfolio will typically use structured

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investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Transactions in structured investments for the year ended December 31, 2010, were as follows:

	NUMBER OF SHARES	COST
Structured Investments, outstanding at beginning of period	—	—
Structured Investments purchased	42,500	$3,133,949
Structured Investments sold	—	—
Structured Investments, outstanding at end of period	42,500	$3,133,949

Swaps A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk, the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate, foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security that are commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon

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default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio will instruct the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" on the Statements of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210, Balance Sheet ("ASC 210"). For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap contracts on the Statements of Operations.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability on the Statements of Assets and Liabilities.

Transactions in swap contracts for the year ended December 31, 2010, were as follows:

Limited Duration:
NOTIONAL AMOUNT USD (000'S)
Swaps, outstanding at beginning of period	24,683
Swaps opened	51,315
Swaps closed	(49,668)
Swaps, outstanding at end of period	26,330
Income Plus:
NOTIONAL AMOUNT USD (000'S)
Swaps, outstanding at beginning of period	5,665
Swaps opened	208,651
Swaps closed	(132,871)
Swaps, outstanding at end of period	81,445

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Strategist:
	NOTIONAL AMOUNT EUR (000'S)	NOTIONAL AMOUNT SEK (000'S)	NOTIONAL AMOUNT CAD (000'S)	NOTIONAL AMOUNT USD (000'S)
Swaps, outstanding at beginning of period	—	—	—	18,882
Swaps opened	6,363	15,600	6,337	42,581
Swaps closed	—	(15,600)	(1,910)	(38,133)
Swaps, outstanding at end of period	6,363	—	4,427	23,330

Currency Abbreviations:

CAD  Canadian Dollar.

EUR  Euro.

SEK  Swedish Krona.

USD  United States Dollar.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2010.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate	Variation margin	$82,345	†	Variation margin	$(98,837)†
	Risk	Unrealized appreciation on open swap contracts	143,728		Unrealized depreciation on open swap contracts	(745,506)
			$226,073			$(844,343)
Income Plus	Interest Rate	Variation margin	$959,275	†	Variation margin	$(493,055)†
	Risk	Unrealized appreciation on open swap contracts	549,238		Unrealized depreciation on open swap contracts	(652,223)
	Credit Risk	Unrealized appreciation on open swap contracts	—		Unrealized depreciation on open swap contracts	(21,141)
			$1,508,513			$(1,166,419)
	Foreign Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	$81,322		Unrealized depreciation on open foreign currency exchange contracts	$(24,586)

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PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Strategist	Interest Rate	Variation margin	$55,828	†	Variation margin	$(5,912)†
	Risk	Unrealized appreciation			Unrealized depreciation
		on open swap contracts	254,025		on open swap contracts	(544,340)
	Foreign Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	—		Unrealized depreciation on open foreign currency exchange contracts	(1,057)
	Equity Risk	Investments in structured products, at value	1,597,575	††	Investments in structured products, at value	—
			$1,907,428			$(551,309)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

††  The market value of investments in structured products is included in "Investments in securities, at value" in the Statement of Assets and Liabilities and reported separately in the Portfolio of Investments.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2010.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$231,259	$(534,575)	—	—
Income Plus	Interest Rate Risk	—	$(2,546,409)	—	—
	Credit Risk	$(592,251)	(237,251)	—	—
	Total	$(592,251)	$(2,783,660)	—	—
Global Infrastucture	Equity Risk	—	—	$(20,534)	—
	Foreign Currency Risk	—	—	—	$(115,115)
	Total	—	—	$(20,534)	$(115,115)
European Equity	Foreign Currency Risk	—	—	—	$213,255
Strategist	Interest Rate Risk	$100,165	$(362,604)	—	—
	Credit Risk	—	(18,584)	—	—
	Foreign Currency Risk	—	—	—	$3,924
	Total	$100,165	$(381,188)	—	$3,924

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CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	FOREIGN CURRENCY EXCHANGE	STRUCTURED INVESTMENTS
Limited Duration	Interest Rate Risk	$(129,971)	$(339,724)	—	—	—
Income Plus	Interest Rate Risk	$(757,762)	$(102,985)	—	—	—
	Credit Risk	—	269,318	—	—	—
	Total	$(757,762)	$166,333	—	—	—
Global Infrastructure	Foreign Currency Risk	—	—	—	$(55,094)	—
	Equity Risk	—	—	$23,542	—	—
	Total	—	—	$23,542	$(55,094)	—
European Equity	Foreign Currency Risk	—	—	—	$56,736	—
Strategist	Interest Rate Risk	$(9,781)	—	—	—	—
	Credit Risk	—	$23,798	—	—	—
	Foreign Currency Risk	—	(148,791)	—	$(1,057)	—
	Equity Risk	—	—	—	—	$(1,536,374)
	Total	$(9,781)	$(124,993)	—	$(1,057)	$(1,536,374)

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser and Sub-Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion

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Notes to Financial Statements ■ December 31, 2010 continued

of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.745% to the portion of the daily net assets in excess of $3 billion.

Capital Opportunities — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides Global Infrastructure, and European Equity with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from each Portfolio.

The Investment Adviser has voluntarily agreed to cap European Equity's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Investment Adviser and Sub-Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

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Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Investment Adviser and Administrator have agreed to waive all or a portion of the Money Market Portfolio's distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2010, the Distributor waived $181,964 and the Investment Adviser waived $468,863. These fee waivers and/or expense reimbursements are expected to continue until such time that the Board of Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.

6. Security Transactions and Transactions with Affiliates

Each Portfolio (except Money Market) may invest in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolios are reduced by an amount equal to the advisory and administrative services fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Portfolio in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended December 31, 2010, the tables below identify, for each Portfolio that invested in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, the amount by which that Portfolio's advisory fees were reduced in relation to that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	INCOME DISTRIBUTION EARNED	ADVISORY FEE REDUCTION
Limited Duration	$3,495	$2,541
Income Plus	7,715	5,649
Global Infrastructure	2,799	1,951
European Equity	2,069	1,506
Capital Opportunities	10,984	7,364
Aggressive Equity	1,522	1,141
Strategist	39,133	31,502

During the year ended December 31, 2010, each Portfolio's cost of purchases and proceeds from sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class were as follows:

PORTFOLIO	PURCHASES	SALES
Limited Duration	$37,945,351	$39,075,381
Income Plus	81,583,841	83,820,014
Global Infrastructure	25,351,734	23,622,711
European Equity	14,058,951	15,208,671
Capital Opportunities	80,594,828	77,254,953
Aggressive Equity	10,904,400	10,475,449
Strategist	28,320,969	59,131,083

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 2010 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS MATURITIES	PURCHASES	SALES/PREPAYMENTS MATURITIES
Money Market	—	—	$19,680,293,405	$19,718,933,966
Limited Duration	$29,588,130	$34,493,331	33,239,011	36,948,948
Income Plus	—	42	125,129,696	166,496,072
Global Infrastructure	—	—	111,773,866	125,929,784
European Equity	—	—	15,187,989	24,731,057
Capital Opportunities	—	—	73,027,488	119,312,248
Aggressive Equity	—	—	8,138,497	14,158,092
Strategist	21,613,279	24,394,529	181,932,288	170,965,307

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	PURCHASES	SALES	NET REALIZED GAIN	INCOME	VALUE
Limited Duration	MetLife Global	$624,169	$945,868	$17,650	$21,533	$226,235
Income Plus	Allstate Corp. (The)	—	1,042,146	190,449	40,547	—
	MetLife, Inc.	—	1,099,318	187,754	150,592	1,296,422
Strategist	Allstate Corp. (The)	—	—	—	3,725	60,780
	MetLife, Inc.	86,929	219,929	19,766	4,790	55,334

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker/dealers which are affiliates of the Investment Adviser, Distributor, Sub-Advisers and Administrator for the year ended December 31, 2010:

PORTFOLIO	PURCHASES	SALES	NET REALIZED GAIN/LOSS	INCOME	VALUE
Limited Duration	$625,031	$2,629,009	$78,125	$69,628	$1,250,914
Income Plus	589,815	1,992,991	379,741	560,512	7,222,659
Strategist	3,888,556	2,277,398	(591,750)	56,414	4,074,750

The following Portfolios had transactions with other Morgan Stanley funds for the year ended December 31, 2010:

PORTFOLIO	PURCHASES	SALES	REALIZED GAIN (LOSS)
Capital Opportunities	$2,486,640	$1,235,988	$176,978
Aggressive Equity	303,348	128,742	13,381

For the year ended December 31, 2010, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc. and its affiliated broker/dealers which are affiliates of the Investment Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY	STRATEGIST
$344	$433	$2,876	$339	$34,827

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

For the year ended December 31, 2010, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker/dealers which are affiliates of the Investment Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY	STRATEGIST
$65	$846	$1,098	$132	$717

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the year ended December 31, 2010, included in "trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY	STRATEGIST
$2	$390	$1,184	$195	$48	$3,146	$188	$1,251

AGGREGATE PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY	STRATEGIST
$5,536	$2,882	$9,584	$2,938	$2,630	$10,107	$1,200	$7,517

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid for the years ended December 31, 2009 and December 31, 2010 for all portfolios was the same as the book character shown on the Statements of Changes in Net Assets except as follows:

	MONEY MARKET	GLOBAL INFRASTRUCTURE
	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2010
Ordinary income	$14,474	$5,523,941
Long-term capital gains	202	3,205,294
Total distributions	$14,676	$8,729,235

As of December 31, 2010, the tax-basis components of accumulated earnings (losses) were as follows:

	MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE
Undistributed ordinary income	$6,780	$1,919,261	$12,237,159	$1,889,917
Undistributed long-term gains	—	—	—	3,987,253
Net accumulated earnings	6,780	1,919,261	12,237,159	5,877,170
Foreign tax credit pass-through	—	—	—	164,876
Capital loss carryforward	—	(36,112,884)	(24,404,452)	—
Post-October losses	—	—	—	(138,768)
Temporary differences	(7,030)	(3,659)	(4,282)	(185,539)
Net unrealized appreciation (depreciation)	—	(253,774)	12,727,102	8,518,143
Total accumulated earnings (losses)	$(250)	$(34,451,056)	$555,527	$14,235,882

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

	EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY	STRATEGIST
Undistributed ordinary income	$1,488,780	$327,516	$—	$5,458,324
Undistributed long-term gains	—	—	—	15,646,300
Net accumulated earnings	1,488,780	327,516	—	21,104,624
Foreign tax credit pass-through	60,688	—	—	—
Capital loss carryforward	(15,192,168)	(27,708,593)	(1,987,158)	—
Post-October losses	(50,035)	(2,750)	(35,113)	—
Temporary differences	(64,052)	(12,830)	(1,523)	(9,542)
Net unrealized appreciation (depreciation)	11,739,401	84,043,957	10,417,094	14,764,117
Total accumulated earnings (losses)	$(2,017,386)	$56,647,300	$8,393,300	$35,859,199

As of December 31, 2010, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

	(AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH DECEMBER 31,	2011	2012	2013	2014	2015	2016	2017	2018	TOTAL
Limited Duration	$1,425	$4,026	$1,267	$2,233	$1,063	$17,119	$8,980	—	$36,113
Income Plus	—	—	—	—	5,172	19,232	—	—	24,404
European Equity	—	—	—	—	—	—	11,884	$3,308	15,192
Capital Opportunities	—	—	—	—	—	20,502	7,207	—	27,709
Aggressive Equity	—	—	—	—	—	1,612	375	—	1,987

During the year ended December 31, 2010, the following Portfolios utilized net capital loss carryforwards: Limited Duration — $448,541; Income Plus — $10,805,004; Capital Opportunities — $27,223,573; Aggressive Equity — $3,036,415.

At December 31, 2010, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

	TEMPORARY DIFFERENCES		PERMANENT DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES	FOREIGN CURRENCY GAINS/LOSSES	GAINS/ LOSSES ON PAYDOWNS
Money Market
Limited Duration				•
Income Plus				•
Global Infrastructure	•	•	•
European Equity	•	•	•
Capital Opportunities	•	•	•
Aggressive Equity	•	•	•
Strategist			•	•

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

Additionally, the following Portfolios had other temporary differences: Global Infrastructure, Strategist — income from the mark-to-market of foreign currency exchange contracts; Global Infrastructure, European Equity — foreign tax credit pass-through; Limited Duration, Income Plus, Strategist — capital gain/loss from the mark-to-market of futures contracts and/or options contracts; Limited Duration, Strategist — capital loss deferrals on straddles; The following Portfolios had other permanent differences: Income Plus, Capital Opportunities, Aggressive Equity — expired capital loss carryforwards; Aggressive Equity — net operating loss; Strategist — tax adjustments on real estate investment trusts sold. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities: Limited Duration, Income Plus and Strategist. The following Portfolios had temporary and/or permanent differences attributable to tax adjustment on swaps: Limited Duration, Income Plus and Strategist. The following Portfolios had temporary and permanent differences attributable to tax adjustments on passive foreign investment companies held/sold: Global Infrastructure and Strategist.

The permanent differences resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2010:

	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$2,042	$(2,042)	—
Limited Duration	378,140	(378,140)	—
Income Plus	7,209	4,392,943	$(4,400,152)
Global Infrastructure	288,350	(288,350)	—
European Equity	155,702	(155,702)	—
Capital Opportunities	(355,475)	103,943,460	(103,587,985)
Aggressive Equity	144,526	10,098,754	(10,243,280)
Strategist	(1,360,886)	1,372,992	(12,106)

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by subprime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

At December 31, 2010, European Equity Portfolio's investments in securities of issuers in the United Kingdom, Germany and Switzerland represented 46.8%, 13.4% and 13.4, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

9. Expense Offset

The Fund has entered into an arrangement with State Street Bank and Trust Company (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

10. Accounting Pronouncement

On January 21, 2010, the FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

11. Regulatory Settlement Proceeds

The European Equity Portfolio received $84,956 in a settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2006	$1.00	$0.045		$0.005	$0.050		$(0.050)		—	$(0.050)
2007	1.00	0.050		—	0.050		(0.050)		—	(0.050)
2008	1.00	0.020		—	0.020		(0.020)		—	(0.020)
2009	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
CLASS Y SHARES
2006	1.00	0.043		(0.003)	0.040		(0.040)		—	(0.040)
2007	1.00	0.050		—	0.050		(0.050)		—	(0.050)
2008	1.00	0.020		—	0.020		(0.020)		—	(0.020)
2009	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
LIMITED DURATION CLASS X SHARES
2006	9.54	0.40		0.00	0.40		(0.45)		—	(0.45)
2007	9.49	0.47		(0.19)	0.28		(0.50)		—	(0.50)
2008	9.27	0.36		(1.72)	(1.36)		(0.15)		—	(0.15)
2009	7.76	0.20		0.24	0.44		(0.36)		—	(0.36)
2010	7.84	0.18		0.00	0.18		(0.28)		—	(0.28)
CLASS Y SHARES
2006	9.52	0.37		0.01	0.38		(0.42)		—	(0.42)
2007	9.48	0.44		(0.19)	0.25		(0.47)		—	(0.47)
2008	9.26	0.34		(1.73)	(1.39)		(0.14)		—	(0.14)
2009	7.73	0.18		0.24	0.42		(0.34)		—	(0.34)
2010	7.81	0.16		0.01	0.17		(0.26)		—	(0.26)
INCOME PLUS CLASS X SHARES
2006	10.49	0.51		0.05	0.56		(0.54)		—	(0.54)
2007	10.51	0.53		0.08	0.61		(0.56)		—	(0.56)
2008	10.56	0.53		(1.46)	(0.93)		(0.18)		—	(0.18)
2009	9.45	0.57		1.50	2.07		(0.53)		—	(0.53)
2010	10.99	0.58		0.39	0.97		(0.70)		—	(0.70)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2006	$1.00	4.61%	$132,690	0.55%		4.53%		—		NA
2007	1.00	4.93 (d)	111,478	0.55		4.79		—		NA
2008	1.00	2.45	115,415	0.57		2.40		—		NA
2009	1.00	0.03	84,486	0.40	(f)(g)	0.03	(f)(g)	—		NA
2010	1.00	0.01	59,932	0.29	(g)	0.00	(g)(h)	—		NA
CLASS Y SHARES
2006	1.00	4.35	102,296	0.80		4.28		—		NA
2007	1.00	4.67 (d)	101,524	0.80		4.54		—		NA
2008	1.00	2.19	112,113	0.82		2.15		—		NA
2009	1.00	0.01	81,145	0.41	(f)(g)	0.01	(f)(g)	—		NA
2010	1.00	0.01	67,139	0.29	(g)	0.00	(g)(h)	—		NA
LIMITED DURATION CLASS X SHARES
2006	9.49	4.28	34,047	0.47		4.18		—		51%
2007	9.27	2.95	26,214	0.47		4.95		—		49
2008	7.76	(14.91)	16,405	0.48	(i)	4.27	(i)	0.01%		54
2009	7.84	5.76	16,889	0.49	(i)	2.61	(i)	0.00	(h)	105
2010	7.74	2.35	14,921	0.55	(i)	2.25	(i)	0.00	(h)	88
CLASS Y SHARES
2006	9.48	4.03	114,818	0.72		3.93		—		51
2007	9.26	2.80	101,066	0.72		4.70		—		49
2008	7.73	(15.22)	63,223	0.73	(i)	4.02	(i)	0.01		54
2009	7.81	5.56	60,753	0.74	(i)	2.36	(i)	0.00	(h)	105
2010	7.72	2.22	53,760	0.80	(i)	2.00	(i)	0.00	(h)	88
INCOME PLUS CLASS X SHARES
2006	10.51	5.69	183,594	0.56		4.95		—		38
2007	10.56	5.99	155,879	0.55		5.02		—		125
2008	9.45	(8.92)	109,833	0.55	(i)	5.34	(i)	0.00	(h)	55
2009	10.99	22.57	114,488	0.56	(i)	5.64	(i)	0.00	(h)	75
2010	11.26	9.28	106,363	0.59	(i)	5.23	(i)	0.00	(h)	53

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS Y SHARES
2006	$10.47	$0.49	$0.05	$0.54	$(0.52)	—	$(0.52)
2007	10.49	0.50	0.08	0.58	(0.53)	—	(0.53)
2008	10.54	0.51	(1.45)	(0.94)	(0.18)	—	(0.18)
2009	9.42	0.55	1.49	2.04	(0.51)	—	(0.51)
2010	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2006	16.50	0.36	2.95	3.31	(0.37)	—	(0.37)
2007	19.44	0.39	3.38	3.77	(0.39)	$(2.16)	(2.55)
2008	20.66	0.40	(6.21)	(5.81)	(0.11)	(3.44)	(3.55)
2009	11.30	0.31	1.16	1.47	(0.38)	(3.71)	(4.09)
2010	8.68	0.21	0.18	0.39	(0.25)	(0.69)	(0.94)
CLASS Y SHARES
2006	16.49	0.32	2.95	3.27	(0.33)	—	(0.33)
2007	19.43	0.34	3.38	3.72	(0.34)	(2.16)	(2.50)
2008	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)
2010	8.64	0.19	0.19	0.38	(0.23)	(0.69)	(0.92)
EUROPEAN EQUITY CLASS X SHARES
2006	19.82	0.36	5.55	5.91	(0.39)	—	(0.39)
2007	25.34	0.47	3.48	3.95	(0.46)	—	(0.46)
2008	28.83	0.63	(11.31)	(10.68)	(0.61)	(4.22)	(4.83)
2009	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
2010	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
CLASS Y SHARES
2006	19.70	0.29	5.54	5.83	(0.34)	—	(0.34)
2007	25.19	0.40	3.46	3.86	(0.40)	—	(0.40)
2008	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
2010	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS Y SHARES
2006	$10.49	5.34%	$210,681	0.81%		4.70%		—		38%
2007	10.54	5.73	196,774	0.80		4.77		—		125
2008	9.42	(9.11)	135,850	0.80	(i)	5.09	(i)	0.00	%(h)	55
2009	10.95	22.29	148,108	0.81	(i)	5.39	(i)	0.00	(h)	75
2010	11.22	9.01	124,322	0.84	(i)	4.98	(i)	0.00	(h)	53
GLOBAL INFRASTRUCTURE CLASS X SHARES
2006	19.44	20.32	142,721	0.71		2.05		—		19
2007	20.66	20.34	133,507	0.70		1.90		—		8
2008	11.30	(33.27)	70,951	0.74	(i)	2.46	(i)	0.00	(h)	76
2009	8.68	19.26	68,748	0.96	(i)	3.37	(i)	0.00	(h)	280
2010	8.13	6.93	61,408	0.87	(i)	2.71	(i)	0.00	(h)	148
CLASS Y SHARES
2006	19.43	20.03	34,305	0.96		1.80		—		19
2007	20.65	20.04	31,780	0.95		1.65		—		8
2008	11.27	(33.45)	16,545	0.99	(i)	2.21	(i)	0.00	(h)	76
2009	8.64	18.83	17,818	1.21	(i)	3.12	(i)	0.00	(h)	280
2010	8.10	6.74	15,789	1.12	(i)	2.46	(i)	0.00	(h)	148
EUROPEAN EQUITY CLASS X SHARES
2006	25.34	30.21	142,000	1.00	(j)	1.59	(j)	—		62
2007	28.83	15.59	127,071	1.00	(j)	1.73	(j)	—		41
2008	13.32	(42.70)	57,734	1.00	(i)(j)	3.01	(i)(j)	0.00	(h)	15
2009	15.42	27.73	61,197	1.00	(i)(j)	2.67	(i)(j)	0.00	(h)	26
2010	16.05	7.23 (k)	54,824	1.00	(i)(j)	1.81	(i)(j)	0.00	(h)	22
CLASS Y SHARES
2006	25.19	29.88	45,637	1.25	(j)	1.34	(j)	—		62
2007	28.65	15.34	40,721	1.25	(j)	1.48	(j)	—		41
2008	13.24	(42.84)	17,845	1.25	(i)(j)	2.76	(i)(j)	0.00	(h)	15
2009	15.35	27.41	19,323	1.25	(i)(j)	2.42	(i)(j)	0.00	(h)	26
2010	15.98	6.96 (k)	17,821	1.25	(i)(j)	1.56	(i)(j)	0.00	(h)	22

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
CAPITAL OPPORTUNITIES CLASS X SHARES
2006	$28.46	$0.02	$1.15	$1.17	—	—	—
2007	29.63	0.21	5.57	5.78	$(0.18)	—	$(0.18)
2008	35.23	0.03	(16.78)	(16.75)	(0.07)	—	(0.07)
2009	18.41	0.11	12.99	13.10	(0.09)	—	(0.09)
2010	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
CLASS Y SHARES
2006	28.34	(0.05)	1.14	1.09	—	—	—
2007	29.43	0.13	5.54	5.67	(0.04)	—	(0.04)
2008	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)
2010	31.21	(0.02)	8.58	8.56	—	—	—
AGGRESSIVE EQUITY CLASS X SHARES
2006	13.77	(0.04)	1.12	1.08	—	—	—
2007	14.85	0.06	2.86	2.92	—	—	—
2008	17.77	(0.04)	(8.63)	(8.67)	(0.03)	—	(0.03)
2009	9.07	0.00	6.30	6.30	—	—	—
2010	15.37	(0.05)	4.05	4.00	—	—	—
CLASS Y SHARES
2006	13.61	(0.07)	1.11	1.04	—	—	—
2007	14.65	0.02	2.82	2.84	—	—	—
2008	17.49	(0.08)	(8.49)	(8.57)	—	—	—
2009	8.92	(0.03)	6.19	6.16	—	—	—
2010	15.08	(0.09)	3.97	3.88	—	—	—
STRATEGIST CLASS X SHARES
2006	16.05	0.41	1.86	2.27	(0.44)	$(1.35)	(1.79)
2007	16.53	0.46	0.92	1.38	(0.46)	(1.90)	(2.36)
2008	15.55	0.30	(3.76)	(3.46)	(0.10)	(1.39)	(1.49)
2009	10.60	0.16	1.90	2.06	(0.26)	—	(0.26)
2010	12.40	0.24	0.59	0.83	(0.20)	(0.07)	(0.27)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
CAPITAL OPPORTUNITIES CLASS X SHARES
2006	$29.63	4.18%	$370,757	0.54%		0.06%		—		111%
2007	35.23	19.54	331,243	0.54		0.66		—		55
2008	18.41	(47.62)	140,041	0.55	(i)	0.08	(i)	0.01%		33
2009	31.42	71.32	202,279	0.55	(i)	0.44	(i)	0.00	(h)	23
2010	40.07	27.76	220,553	0.58	(i)	0.19	(i)	0.00	(h)	29
CLASS Y SHARES
2006	29.43	3.92	113,707	0.79		(0.19)		—		111
2007	35.06	19.24	107,710	0.79		0.41		—		55
2008	18.29	(47.75)	45,671	0.80	(i)	(0.17	)(i)	0.01		33
2009	31.21	70.85	64,122	0.80	(i)	0.19	(i)	0.00	(h)	23
2010	39.77	27.43	67,303	0.83	(i)	(0.06	)(i)	0.00	(h)	29
AGGRESSIVE EQUITY CLASS X SHARES
2006	14.85	7.84	30,720	0.85		(0.27)		—		59
2007	17.77	19.66	26,035	0.87		0.34		—		56
2008	9.07	(48.86)	10,289	0.90	(i)	(0.29	)(i)	0.00	(h)	33
2009	15.37	69.46	14,898	1.01	(i)	(0.02	)(i)	0.01		23
2010	19.37	26.02	15,413	1.09	(i)	(0.32	)(i)	0.00	(h)	27
CLASS Y SHARES
2006	14.65	7.64	32,039	1.10		(0.52)		—		59
2007	17.49	19.39	29,837	1.12		0.09		—		56
2008	8.92	(49.00)	12,272	1.15	(i)	(0.54	)(i)	0.00	(h)	33
2009	15.08	69.06	17,541	1.26	(i)	(0.27	)(i)	0.01		23
2010	18.96	25.73	18,777	1.34	(i)	(0.57	)(i)	0.00	(h)	27
STRATEGIST CLASS X SHARES
2006	16.53	15.01	258,164	0.55		2.53		—		36
2007	15.55	8.63	217,265	0.54		2.84		—		34
2008	10.60	(23.98)	134,668	0.54	(i)	2.28	(i)	0.02		52
2009	12.40	19.74	137,731	0.55	(i)	1.41	(i)	0.03		96
2010	12.96	6.81	128,254	0.59	(i)	1.89	(i)	0.02		119

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
STRATEGIST CLASS Y SHARES
2006	$16.03	$0.37	$1.86	$2.23	$(0.40)	$(1.35)	$(1.75)
2007	16.51	0.42	0.92	1.34	(0.42)	(1.90)	(2.32)
2008	15.53	0.27	(3.76)	(3.49)	(0.09)	(1.39)	(1.48)
2009	10.56	0.13	1.89	2.02	(0.23)	—	(0.23)
2010	12.35	0.21	0.58	0.79	(0.17)	(0.07)	(0.24)

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The Investment Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of investments. Without this reimbursement, the total return was 4.79% and 4.52% for Class X and Y, respectively.

(e)  Amount is less than $0.001.

(f)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.

(g)  If the Portfolio had borne all expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2010
Class X	0.62%	(0.33)%
Class Y	0.87	(0.58)
December 31, 2009
Class X	0.59	(0.16)
Class Y	0.84	(0.42)

(h)  Amount is less than 0.005%.

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE	PORTFOLIO TURNOVER RATE
STRATEGIST CLASS Y SHARES
2006	$16.51	14.75%	$101,878	0.80%		2.28%		—	36%
2007	15.53	8.37	88,651	0.79		2.59		—	34
2008	10.56	(24.20)	53,046	0.79	(i)	2.03	(i)	0.02%	52
2009	12.35	19.44	59,737	0.80	(i)	1.16	(i)	0.03	96
2010	12.90	6.50	56,361	0.84	(i)	1.64	(i)	0.02	119

(i)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(j)  If the Portfolio had borne all expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2010
Class X	1.16%	1.65%
Class Y	1.41	1.40
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30
December 31, 2008
Class X	1.08	2.93
Class Y	1.33	2.68
December 31, 2007
Class X	1.04	1.69
Class Y	1.29	1.44
December 31, 2006
Class X	1.07	1.52
Class Y	1.32	1.27

(k)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Variable Investment Series (the "Fund"), comprised of the Money Market Portfolio, Limited Duration Portfolio, Income Plus Portfolio, Global Infrastructure Portfolio, European Equity Portfolio, Capital Opportunities Portfolio, Aggressive Equity Portfolio, and Strategist Portfolio (the "Portfolios"), including the portfolios of investments as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios of Morgan Stanley Variable Investment Series as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 25, 2011

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of Armed Services YMCA of the USA and the Naval Submarine League.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser (as of December 31, 2010) and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Investment and Morgan Stanley Investment Management Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser.

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Morgan Stanley Variable Investment Series

Federal Tax Notice ■ December 31, 2010 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2010. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

FUND	DIVIDENDS RECEIVED DEDUCTION%	QUALIFYING U.S. GOVT. INCOME%
Aggressive Equity Portfolio	0.00%	0.00%
Capital Opportunities Portfolio	100.00%	0.00%
European Equity Portfolio	0.00%	0.00%
Global Infrastructure Portfolio	9.85%	0.00%
Income Plus Portfolio	0.00%	0.00%
Limited Duration Portfolio	0.00%	6.68%
Money Market Portfolio	0.00%	4.82%
Strategist Portfolio	71.07%	6.04%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
Global Infrastructure Portfolio	$3,205,294
Money Market Portfolio	202
Strategist Portfolio	1,010,412

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2010. The European Equity Portfolio intends to pass through foreign tax credits of $60,688, and has derived net income from sources within foreign countries amounting to $608,794. The Global Infrastructure Portfolio intends to pass through foreign tax credits of $147,972, and has derived net income from sources within foreign countries amounting to $1,449,290.

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Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Sara Furber President and Principal Executive Officer

Mary Ann Picciotto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Principal Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121-9886	State Street Bank and Trust Co. One Lincoln Street Boston, Massachusetts 02111

Independent Registered Public Accounting Firm	Legal Counsel
Deloitte & Touche LLP Two World Financial Center New York, New York 10281	Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Counsel to the Independent Trustees	Investment Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036

Sub-Adviser (Global Infrastructure and European Equity)
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

VARINANN
IU11-00315P-Y12/10

#40113A

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$252,350		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,501,000	(2)
Tax Fees		$39,743	(3)	$1,350,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$39,743		$7,851,000

Total		$292,093		$7,851,000

2009

	Registrant			Covered Entities(1)
Audit Fees		$400,800		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,909,000	(2)
Tax Fees		$61,295	(3)	$1,013,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$61,295		$7,922,000

Total		$462,095		$7,922,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2011